          As filed with the Securities and Exchange Commission on June 2, 2004
                                              Securities Act File No. 333-115075
                                              1940 Act File No. 811-08895
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]

                         Post-Effective Amendment No. 1

                                 ING FUNDS TRUST
               (Exact Name of Registrant as Specified in Charter)

         7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034
               (Address of Principal Executive Offices) (Zip Code)

                                 1-800-992-0180
                  (Registrant's Area Code and Telephone Number)

                              Huey P. Falgout, Jr.
                              ING Investments, LLC
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                     (Name and Address of Agent for Service)

                                 With copies to:

                             Jeffrey S. Puretz, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

                                 ---------------


Pursuant to Rule 485 under the Securities Act of 1933, it is proposed that this filing will become effective on June 9, 2004 pursuant to paragraph (b).
--------------------------------------------------------------------------------


Title of Securities Being Registered: Shares of Beneficial Interest

Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended. An indefinite number of Class A, Class B, Class C, Class I and Class O shares of the ING Intermediate Bond Fund, a series of the Registrant, have been previously registered under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. In reliance upon such Rule, no filing fee is being paid at this time.
================================================================================

                                  ING BOND FUND

                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180


                                  June 11, 2004


Dear Shareholder:

         Your Board of Directors has called a Special Meeting of shareholders ("Special Meeting") of ING Bond Fund ("Bond Fund"), which is scheduled for 10:00 a.m., Local time, on August 3, 2004 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

         The Board of Directors of Bond Fund has reviewed and recommends the proposed reorganization (the "Reorganization") of Bond Fund into ING Intermediate Bond Fund ("Intermediate Bond Fund") (each a "Fund", and collectively, the "Funds"). Both Funds are members of the mutual fund group called the "ING Funds." Bond Fund is a series of ING Series Fund, Inc., and Intermediate Bond Fund is a series of ING Funds Trust.

         If approved by shareholders, you will become a shareholder of Intermediate Bond Fund on the date that the Reorganization occurs. The Reorganization would provide shareholders of Bond Fund with an opportunity to participate in a larger fund with substantially similar investment objectives and strategies.

         You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the strategies and expenses of each of the Funds for your evaluation.

         After careful consideration, the Board of Directors of Bond Fund unanimously approved this proposal and recommends shareholders vote "FOR" the proposal.

         A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN AUGUST 2, 2004.

         Bond Fund is using Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Georgeson Shareholder Communications, Inc., reminding you to exercise your right to vote.

         We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                         Sincerely,

                                         /s/ James M. Hennessy
                                         -------------------------------------
                                         James M. Hennessy,
                                         President and Chief Executive Officer

                                  ING BOND FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                OF ING BOND FUND
                          SCHEDULED FOR AUGUST 3, 2004

To the Shareholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders ("Special Meeting") of ING Bond Fund ("Bond Fund") is scheduled for August 3, 2004 at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

         At the Special Meeting, you will be asked to consider and approve the following proposals:

         (1) To approve an Agreement and Plan of Reorganization by and between Bond Fund and ING Intermediate Bond Fund, providing for the reorganization of Bond Fund with and into ING Intermediate Bond Fund; and

         (2) To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on May 12, 2004, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to Bond Fund or by voting in person at the Special Meeting.

                                    By Order of the Board of Directors

                                    /s/ Huey P. Falgout, Jr.
                                    ----------------------------------
                                    Huey P. Falgout, Jr.,
                                    Secretary


June 11, 2004

                                  ING BOND FUND
                           PROXY STATEMENT/PROSPECTUS


                                  JUNE 11, 2004


                                TABLE OF CONTENTS


INTRODUCTION....................................................................................................      1

SUMMARY.........................................................................................................      2
   The Proposed Reorganization..................................................................................      2
   Comparison of Investment Objectives and Strategies...........................................................      4
   Comparison of Fund Characteristics...........................................................................      7
   Relative Performance.........................................................................................      8
   Performance of Intermediate Bond Fund........................................................................      9
   Comparison of Investment Techniques and Principal Risks of Investing in the Funds............................     11

COMPARISON OF FEES AND EXPENSES.................................................................................     13
   Management Fees..............................................................................................     13
   Administration Fees..........................................................................................     13
   Distribution and Service Fees................................................................................     13
   Expense Limitation Arrangements..............................................................................     13
   Expense Tables...............................................................................................     14
   General Information..........................................................................................     17

INFORMATION ABOUT THE REORGANIZATION............................................................................     19
   The Reorganization Agreement.................................................................................     19
   Reasons for the Reorganization...............................................................................     19
   Board Considerations.........................................................................................     20
   Tax Considerations...........................................................................................     20
   Expenses of the Reorganization...............................................................................     21

ADDITIONAL INFORMATION ABOUT THE FUNDS..........................................................................     21
   Form of Organization.........................................................................................     21
   Distributor..................................................................................................     21
   Dividends and Other Distributions............................................................................     21
   Capitalization...............................................................................................     22

GENERAL INFORMATION ABOUT THE PROXY STATEMENT...................................................................     22
   Solicitation of Proxies......................................................................................     22
   Voting Rights................................................................................................     23
   Other Matters to Come Before the Special Meeting.............................................................     24
   Shareholder Proposals........................................................................................     24
   Reports to Shareholders......................................................................................     24

APPENDICES......................................................................................................    A-E
   Portfolio Managers' Report For Intermediate Bond Fund........................................................    A-1
   Form of Agreement and Plan of Reorganization.................................................................    B-1
   Additional Information Regarding ING Intermediate Bond Fund..................................................    C-1
   Additional Funds Offered.....................................................................................    D-1
   Security Ownership of Certain Beneficial and Record Owners...................................................    E-1

                           PROXY STATEMENT/PROSPECTUS

                                  JUNE 16, 2004

                           ING INTERMEDIATE BOND FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                                  INTRODUCTION

         This combined Proxy Statement/Prospectus is being furnished to you in connection with a Special Meeting of shareholders of ING Bond Fund ("Bond Fund") to be held on August 3, 2004 ("Special Meeting"). As more fully described in this Proxy Statement, the purpose of the Special Meeting is to vote on a proposed reorganization ("Reorganization") of Bond Fund into ING Intermediate Bond Fund ("Intermediate Bond Fund") (each a "Fund" and collectively, the "Funds").

         Under an Agreement and Plan of Reorganization (the "Reorganization Agreement"), Bond Fund would transfer all of its assets to Intermediate Bond Fund in exchange for shares of beneficial interest of Intermediate Bond Fund and the assumption by Intermediate Bond Fund of Bond Fund's liabilities as of the effective date of the Reorganization ("Closing Date").

         Because you, as a shareholder of Bond Fund, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of Intermediate Bond Fund, this Proxy Statement also serves as a Prospectus for Intermediate Bond Fund. Intermediate Bond Fund is a diversified mutual fund. Intermediate Bond Fund's investment objective is to seek a high level of current income, consistent with the preservation of capital and liquidity. The Fund, under normal market conditions, seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of bonds, including but not limited to, corporate, government and mortgage bonds, which, at the time of investment, are rated investment grade or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated.


         This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Reorganization Agreement. A Statement of Additional Information ("SAI") relating to this Proxy Statement/Prospectus dated June 11, 2004 containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. Each Fund also provides periodic reports to its shareholders, which highlight certain important information about the Funds, including investment results and financial information. Each Fund's annual reports dated March 31, 2004 are incorporated herein by reference. Each Fund offers its shares by a prospectus (Class A, B, C and I Fixed Income Funds Prospectus for the Bond Fund, dated August 1, 2003, the Class O Prospectus for Bond Fund dated March 1, 2004, the Class A, B, C and M Fixed Income Funds Prospectus for Intermediate Bond Fund, dated August 1, 2003, and the Class I Institutional Shares Prospectus for the Intermediate Bond Fund, dated August 1,
2003), each of which has more information about the pertinent Fund. For additional information about the Funds, see the Class A, B, C and I Fixed Income Funds SAI that relates to the Prospectus for the Bond Fund, dated August 1, 2003, the Class O SAI for the Bond Fund, dated March 1, 2004, and the ING Funds Trust SAI with respect to Intermediate Bond Fund dated August 1, 2003. For a copy of the current prospectus, SAI, annual report and semi-annual report for either of the Funds without charge, or for a copy of the SAI relating to the Proxy Statement/Prospectus, contact the Funds at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-992-0180.


         You can copy and review information about each Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

         THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

         You should read this entire Proxy Statement/Prospectus carefully. You should also review the Reorganization Agreement, which is attached hereto as APPENDIX B. Also, you should consult the Class A, B, C and M Fixed Income Funds Prospectus and the Class I Institutional Shares Prospectus for more information about the Intermediate Bond Fund.

         THE PROPOSED REORGANIZATION

         The proposed Reorganization was approved by the Board of Directors of Bond Fund at a meeting held on March 24, 2004 and the Board of Trustees of the Intermediate Bond Fund at a meeting held on February 25, 2004. Subject to shareholder approval, the Reorganization Agreement provides for:

         - the transfer of all of the assets of Bond Fund to Intermediate Bond Fund in exchange for shares of beneficial interest of Intermediate Bond Fund;

         - the assumption by Intermediate Bond Fund of the liabilities of Bond Fund known as of the Closing Date;

         - the distribution of Intermediate Bond Fund shares to the shareholders of Bond Fund; and

         -        the complete liquidation of Bond Fund.

         Intermediate Bond Fund shares would then be distributed to shareholders of Bond Fund so that each shareholder would receive a number of full and fractional shares of Intermediate Bond Fund equal to the aggregate value of shares of Bond Fund held by such shareholder.

         As a result of the Reorganization, each owner of Class A, Class B, Class C, Class I and Class O shares of Bond Fund would become a shareholder of the corresponding class of shares of Intermediate Bond Fund. The Reorganization is expected to be effective on August 14, 2004, or such other date as the parties may agree (the "Closing Date").

         Each shareholder will hold, immediately after the Closing Date, shares of the corresponding class of Intermediate Bond Fund having an aggregate value equal to the aggregate value of the shares of the corresponding class of Bond Fund held by that shareholder as of the Closing Date.

         In considering whether to approve the Reorganization, you should note that:

         -        The Funds have substantially similar investment objectives;

         - The portfolio manager for both Bond Fund and Intermediate Bond Fund invests in high quality bonds of intermediate maturity;

         - Both Funds have the same sub-adviser, Aeltus Investment Management, Inc., and the same portfolio management team;

         - Intermediate Bond Fund is the larger fund ($422.3 million versus $141.3 million as of March 31, 2004);

         - After application of expense subsidies by management, the proposed Reorganization is expected to result in the same net operating expenses per share (excluding short-term, nonrecurring, reorganization expenses) for shareholders of all Classes of the disappearing Bond Fund, and gross expenses prior to management subsidies are expected to be slightly lower. The (unaudited) gross and net operating expenses before and after the Reorganization, expressed as an annual percentage of average daily net asset value per share for Class A, B, C, I and O shares of each Fund as of March 31, 2004 are as follows:

                                                 CLASS A      CLASS B      CLASS C      CLASS I     CLASS O
                                                 -------      -------      -------      -------     -------
GROSS EXPENSES BEFORE THE
REORGANIZATION

Expenses of Bond Fund                             1.13%        1.88%        1.88%        0.88%       1.13%

Expenses of Intermediate Bond Fund                1.08%(1)     1.83%        1.83%        0.68%        N/A



                                                 CLASS A      CLASS B      CLASS C      CLASS I     CLASS O
                                                 -------      -------      -------      -------     -------
NET EXPENSES BEFORE THE REORGANIZATION
(AFTER FEE WAIVER)

Expenses of Bond Fund                             1.00%        1.75%        1.75%        0.75%        1.00%

Expenses of Intermediate Bond Fund(2)             1.00%(1)     1.75%        1.75%        0.68%        N/A



                                                 CLASS A      CLASS B      CLASS C      CLASS I     CLASS O
                                                 -------      -------      -------      -------     -------
AFTER THE REORGANIZATION: PRO FORMA
Gross Expenses of Intermediate Bond Fund           1.10%       1.85%        1.85%        0.85%       1.10%
Net Expenses of Intermediate Bond Fund (After
Fee Waiver)(3)                                     1.00%(1)    1.75%        1.75%        0.68%       1.00%(4)


--------------

(1) Includes 0.10% waiver of 12b-1 fee on Class A shares to remain in effect through at least March 31, 2005.

(2)      Ratios reflect new expense limits effective February 1, 2004.

(3) Net Expenses after the Reorganization do not reflect short-term nonrecurring reorganization expenses. For more information, see "Comparison of Fees and Expenses - Annual Fund Operating Expenses."

(4) Apart from the Reorganization, the Intermediate Bond Fund has not yet begun to offer Class O shares to the public.


         Approval of the Reorganization Agreement requires, if a quorum is present at the Special Meeting, a vote of the lesser of: (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of Bond Fund are present, in person or by proxy, at the Special Meeting; or (ii) more than 50% of the outstanding voting securities of Bond Fund.

         AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF BOND FUND UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

         The following summarizes the investment objective, strategies and management differences between Bond Fund and Intermediate Bond Fund:

                                   BOND FUND                                        INTERMEDIATE BOND FUND
INVESTMENT          Seeks to provide as high a level of total            Seeks to provide investors with a high level
OBJECTIVE           return as is consistent with reasonable              of current income, consistent with the
                    risk, primarily through investment in a              preservation of capital and liquidity. The
                    diversified portfolio of investment-grade            Fund's investment objective is not
                    corporate bonds, and debt securities issued          fundamental and may be changed without a
                    or guaranteed by the U.S. government, its            shareholder vote.
                    agencies or instrumentalities

INVESTMENT          -    Normally invests at least 80% of its assets     -   Normally invests at least 80% of its assets in a
STRATEGIES               in bonds, consisting of: high grade                 portfolio of bonds, including but not limited to
                         corporate bonds; mortgage-related and other         corporate, government and mortgage bonds, which at
                         asset-backed securities; and securities             the time of investment, are rated investment grade
                         issued or guaranteed by the U.S. Government,        or have an equivalent rating by a nationally
                         its agencies or instrumentalities.                  recognized statistical rating organization, or of
                                                                             comparable quality if unrated.

                    -    The Fund will provide shareholders with at      -   The Fund will provide shareholders with at
                         least 60 days' prior notice of any change in        least 60 days' prior notice of any change in
                         this investment policy.                             this investment policy.

                    -    The Fund may invest up to 15% of its total      -   Although the Fund may invest a portion of
                         assets in high-yield instruments, and up to         its assets in high yield (high risk) debt
                         25% of its total assets in foreign debt             securities rated below investment grade, the
                         securities. The Fund may invest in zero             Fund will seek to maintain a minimum average
                         coupon securities.                                  portfolio quality rating of at least
                                                                             investment grade. The dollar-weighted
                                                                             average portfolio maturity of the Fund will
                                                                             generally range between three and ten years.

                    - Although the Fund may invest a portion of its assets in high yield (high risk) debt securities rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade.

                    -    The Fund may invest in securities of foreign    -   The Fund may also invest in: preferred
                         governments and supranational organizations,        stocks; U.S. Government securities,
                         high-quality money market instruments that          securities of foreign governments and
                         the Sub-Adviser believes are appropriate in         supranational organizations; high-quality
                         light of the Fund's investment objective;           money market instruments that the
                         and municipal bonds, notes and commercial           Sub-Adviser believes are appropriate in
                         paper.                                              light of the Fund's investment objective;
                                                                             municipal bonds, notes and commercial paper;
                                                                             and debt securities of foreign issuers.

                                   BOND FUND                                        INTERMEDIATE BOND FUND
                    -    The Fund may also engage in dollar roll         -   The Fund may engage in dollar roll
                         transactions and swap agreements and may use        transactions and swap agreements. The Fund
                         options and futures contracts involving             may use options and futures contracts
                         securities, securities indices and interest         involving securities, securities indices and
                         rates. A portion of the Fund's assets may be        interest rates. A portion of the Fund's
                         invested in mortgage-backed and asset-backed        assets may be invested in mortgage-backed
                         debt securities.                                    and asset-backed debt securities.

                    -    The Sub-Adviser looks to construct an           -   The Sub-Adviser uses a disciplined,
                         intermediate-term (generally consisting of          five-step investment process which uses
                         securities with an average maturity of              fundamental economic and market research to
                         between 5-10 years), high-quality portfolio         identify bond market sectors and individual
                         by selecting investments with the                   securities expected to provide above-average
                         opportunity to enhance the portfolio's              returns. First, the Sub-Adviser examines the
                         overall total return and yield, while               sensitivity to interest rate movements of
                         managing volatility.                                the portfolio and of the specific holdings
                                                                             of the portfolio to position the Fund in a
                    -    The Sub-Adviser uses quantitative computer          way that attempts to maximize return while
                         models to identify issuers whose perceived          minimizing volatility. Second, the
                         value is not reflected in their security            Sub-Adviser reviews yields relative to
                         prices.                                             maturity and risk of bonds to determine the
                                                                             risk/reward characteristics of bonds of
                                                                             different maturity classes. Third, the
                                                                             Sub-Adviser identifies sectors that offer
                                                                             attractive value relative to other sectors.
                                                                             Fourth, the Sub-Adviser selects securities
                                                                             within identified sectors that offer
                                                                             attractive value relative to other
                                                                             securities within their sectors. Finally,
                                                                             the Sub-Adviser seeks trading opportunities
                                                                             to take advantage of market inefficiencies
                                                                             to purchase bonds at prices below the
                                                                             Sub-Adviser's view of their intrinsic value.

                    -    The Fund also may lend portfolio securities     -   The Fund also may lend portfolio securities
                         on a short-term or long-term basis, up to 33        on a short-term or long-term basis, up to 33
                         1/3% of its total assets.                           1/3% of its total assets.

                    -    The Sub-Adviser may sell securities for a       -   The Sub-Adviser may sell securities for a
                         variety of reasons, such as to secure gains,        variety of reasons, such as to secure gains,
                         limit losses, or redeploy assets into               limit losses, or redeploy assets into
                         opportunities it believes are more                  opportunities it believes are more
                         promising.                                          promising.

                    -    The Fund may engage in frequent and active      -   The Fund may engage in frequent and active
                         trading of portfolio securities to achieve          trading of portfolio securities to achieve
                         its investment objective.                           its investment objective.

PRINCIPAL           The Fund invests primarily in investment             The Fund invests primarily in investment
INVESTMENTS         grade bonds with a minimum average portfolio         grade bonds with a minimum average portfolio
                    quality being investment grade, and dollar           quality being investment grade, and dollar
                    weighted average maturity generally ranging          weighted average maturity generally ranging
                    between five to ten years.                           between three to ten years.

INVESTMENT          ING Investments, LLC ("ING Investments") (1)                          ING Investments
ADVISER

                                   BOND FUND                                        INTERMEDIATE BOND FUND
SUB-                    ING Aeltus Investment Management, Inc.                              ING Aeltus(3)
ADVISER                         ("ING Aeltus") (2)

PORTFOLIO                      James  B. Kauffmann                                      James  B. Kauffmann
MANAGER


-----------------------
(1) Prior to March 31, 2002, ING Aeltus served as investment adviser, rather than sub-adviser, to the Bond Fund. There was no change in advisory fees paid by the Fund in connection with the change in investment adviser.


(2)      In June 2004, ING Aeltus will change its name to ING Investment
         Management Co.



(3) Prior to September 2, 2003, the Intermediate Bond Fund was subadvised by another affiliate of ING Investments. As part of an internal reorganization plan undertaken by ING Groep, N.V., the parent company of ING Investments, the sub-advisory contractual functions were transferred to ING Aeltus. The portfolio management team headed by Mr. Kauffmann since December 1998 did not change as a result of this internal reorganization.


         As you can see from the chart above, the investment objectives and strategies of the Funds are substantially similar. The Funds also invest in substantially similar types of bonds, as both Funds invest 80% of their assets in investment grade bonds and asset-backed securities. Key differences among the Funds are highlighted below:

         - In contrast to the Bond Fund's investment objective, the Intermediate Bond Fund's investment objective is not fundamental and may be changed without shareholder vote.

         - The Bond Fund may invest up to 15% of its total assets in high-yield instruments. The Intermediate Bond Fund's investment in high yield securities is normally limited to a maximum of 20%.

         - The Bond Fund's investment in foreign debt securities is limited to a maximum of 25% of its total assets. The Intermediate Bond Fund does not have this limitation with respect to investment in foreign debt securities.

         - The dollar-weighted average portfolio maturity of the Intermediate Bond Fund normally ranges between 3-10 years, whereas, the average maturity of the securities of the Bond Fund is normally 5-10 years.

COMPARISON OF PORTFOLIO CHARACTERISTICS

         The following table compares certain characteristics of the Bond Fund and the Intermediate Bond Fund as of March 31, 2004:


                                                         BOND FUND                        INTERMEDIATE BOND FUND
Net Assets                                               $141.3 million                          $422.3 million
Number of Holdings                                          319                                     355
Portfolio Turnover Rate                                     482%                                    475%
Average Dollar Weighted Duration                           3.82 years                              3.82 years
Average Dollar Weighted Rating                               AA                                      AA
As a Percentage of Net Assets:
    Corporate Bonds                                       17.61%                                  18.13%
    High Yield Bonds                                      13.00%                                  12.47%
    U.S. Treasury Obligations                             10.08%                                  13.12%
    U.S. Government Agency Obligations                    35.57%                                  35.98%

Collateralized Mortgage Obligations and
Asset-Backed Securities                                   28.83%                                  25.96%
Other Bonds/Sovereign Bonds                                4.23%                                   4.14%
Preferred Securities                                       0.55%                                   0.47%
Emerging Markets Debt Securities                           0.00%                                   0.00%
Swaps                                                      0.00%                                   0.00%
Options and Futures                                        0.00%                                   0.00%
Short-term Money Market Instruments                        2.42%                                   5.98%
Top 5 Industries (as a % of Net Assets)      FNMA                             24.32%  FNMA                          22.92%
                                             WL CMO                           12.40%  WL CMO                        13.65%
                                             FHLMC                             9.10%  FHLMC                         12.74%
                                             Banks                             6.74%  U.S. Treasury Notes            9.92%
                                             U.S. Treasury Notes               6.65%  Banks                          6.57%

                                                                                      United States Treasury
Top 10 Holdings (as a % of Net Assets)       FNMA, 5.000%, 4/1/2033            3.28%  Note, 2.250%, 7/31/2004        5.30%
                                             FNMA, 6.000%, 5/1/2033            3.10%  FNMA, 5.000%, 4/1/2033         3.94%
                                             FNMA, 5.000%, 4/1/2018            2.59%  FNMA, 5.000%, 4/1/2018         2.69%
                                             United States Treasury Note,             United States Treasury
                                             2.250%, 7/31/2004                 2.13%  Note, 1.625%, 2/28/2006        2.00%
                                             FNMA, 5.500%, 4/1/2033            2.10%  FHLMC, 5.500%, 4/1/2033        1.98%
                                             FHLMC, 2.700%, 3/16/2007          1.96%  FHLMC, 2.700%, 3/16/2007       1.95%
                                             United States Treasury Note,             Residential Funding Mtg,
                                             5.375%, 2/15/2031                 1.78%  1.59125%, 11/25/2018           1.95%
                                             FHLMC, 1.740%, 4/15/2032          1.71%  FHLMC, 6.500%, 5/15/2004       1.78%
                                             FNMA, 3.250%, 8/15/2008           1.48%  FNMA, 6.000%, 5/1/2033         1.72%
                                                                                      United States Treasury
                                             FNMA, 5.250%, 4/15/2007           1.46%  Note, 5.375%, 2/15/2031        1.60%

CREDIT RATING COMPARISON OF HOLDINGS

         The following table compares the credit rating of the securities held by the Funds to help you compare the credit risk presented by the two Funds. Generally, the lower the rating, the greater the credit risk presented by an instrument (CC is the lowest rating shown and AAA is the highest). Normally, lower rated securities pay higher rates of interest. As of March 31, 2004, the percentage of each Fund's assets invested in securities with the following ratings (based on month-end holdings) were as follows:

S&P Rating                Bond Fund              Intermediate Bond Fund
----------                ---------              ----------------------
AAA                         68.80%                       68.93%
AA                           0.56%                        0.54%
A                            5.87%                        6.70%
BBB                         11.77%                       11.36%
BB                           6.64%                        6.26%
B                            2.35%                        2.34%
CCC                          0.61%                        0.55%
CC                           0.00%                        0.00%
Unrated                      3.40%                        3.32%

RELATIVE PERFORMANCE

         The following table shows, for the periods shown, the (unaudited) average annual total return for: (i) Class A shares of Bond Fund; (ii) Class A shares of Intermediate Bond Fund; and (iii) the Lehman Brothers Aggregate Bond ("LBAB") Index. Performance of the Funds in the table below does not reflect the deduction of sales loads, and would be lower if it did. An index has an inherent performance advantage over the Funds since the index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Each Fund's past performance is not an indication of its future performance.

 CALENDAR                                                LEHMAN BROTHERS
YEAR/PERIOD           BOND         INTERMEDIATE BOND     AGGREGATE BOND
   ENDED            FUND (1)           FUND (2)             INDEX(3)
   -----            -------            -------              -------
 12/31/95            16.26%               N/A                 18.47%
 12/31/96             2.46%               N/A                  3.63%
 12/31/97             7.19%               N/A                  9.65%
 12/31/98             8.09%               N/A                  8.69%
 12/31/99            -1.00%             -0.94%                -0.82%
 12/31/00             9.21%             11.59%                11.63%
 12/31/01             8.36%             15.18%                 8.44%
 12/31/02             8.17%             10.64%                10.25%
 12/31/03             5.74%              5.15%                 4.10%

----------------
(1) Prior to March 31, 2002, ING Aeltus served as investment adviser, as opposed to sub-adviser, to the Bond Fund. There was no change in advisory fees paid by the Fund in connection with the change in investment adviser.

(2) Prior to September 2, 2003, the Intermediate Bond Fund was subadvised by another affiliate of ING Investments. As part of an internal reorganization plan undertaken by ING Groep, N.V., the parent company of ING Investments, the sub-advisory contractual functions were transferred to ING Aeltus. The portfolio management team headed by Mr. Kauffmann since December 1998 did not change as a result of this internal reorganization.

(3) The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

PERFORMANCE OF INTERMEDIATE BOND FUND

         The following bar chart and tables provide an indication of the risks of investing in Intermediate Bond Fund. The bar chart shows (on a calendar year basis) changes in Intermediate Bond Fund's annual total return from year to year. The table shows how Intermediate Bond Fund's average annual returns for one year, five years, and since its inception on December 15, 1998 compare to those of the Lehman Brothers Aggregate Bond Index. The information in the bar chart is based on the performance of the Class A shares of the Fund although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. Intermediate Bond Fund's past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future. Total returns include reinvestment of dividends and capital gains distributions, if any. The Index is unmanaged. Investors cannot invest directly in an index.

                     CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)

                                  [BAR CHART]

1998         -
1999     -0.94%
2000     11.59%
2001     15.18%
2002     10.64%
2003      5.15%

-------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) During the period shown in the chart, the Fund's best quarterly performance was 6.14% for the quarter ended March 31, 2001, and the Fund's worst quarterly performance was -1.85% for the quarter ended June 30, 1999.


         The Fund's fiscal year to date total return as of March 31, 2004 was 2.43%.


(3) Prior to September 2, 2003, the Intermediate Bond Fund was subadvised by another affiliate of ING Investments. As part of an internal reorganization plan undertaken by ING Groep, N.V., the parent company of ING Investments, the sub-advisory contractual functions were transferred to ING Aeltus. The portfolio management team headed by Mr. Kauffmann since December 1998 did not change as a result of this internal reorganization.

         The following table shows what the average annual total returns of Intermediate Bond Fund would equal if you averaged out actual performance over various lengths of time assuming that a shareholder paid the maximum front-end or contingent deferred sales charge compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index. The Lehman Brothers Aggregate Bond Index has an inherent performance advantage over Intermediate Bond Fund since the index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Intermediate Bond Fund's performance reflected in the table below assumes the deduction of the maximum sales charge in all cases. The tables also show returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

         Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

         In some cases, the return after-taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

         After tax-returns are shown for Class A shares only. After-tax returns for other Classes will vary.

             INTERMEDIATE BOND FUND -- AVERAGE ANNUAL TOTAL RETURNS
                     for the periods ended December 31, 2003

                                                                           5 YEARS OR              10 YEARS OR
                                                           1 YEAR      SINCE INCEPTION(1)       SINCE INCEPTION(1)
                                                           ------      ---------------          ---------------
Class A return before taxes(2)                              0.15%            7.12%                    7.03%
Class A return after taxes on distributions(2)             -1.38%            4.35%                    4.27%
Class A return after taxes on distributions and sale
of fund shares(2)                                           0.09%            4.31%                    4.24%
Class B return before taxes(3)                             -0.73%            7.05%                    7.07%
Class C return before taxes(4)                              3.28%            7.34%                    7.25%
Class I return before taxes(5)                              5.55%            8.12%                     N/A
Index (reflects no deduction for fees, expenses or
taxes)(6)                                                   4.10%            6.62%                    6.57% (7)

---------------
(1) Class A, B, and C shares commenced operations on December 15, 1998. Class I shares commenced operations on January 8, 2002.

(2)      Reflects deduction of a maximum sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5.00%, 2.00% and 1.00% for the 1 year, 5 year and since inception returns, respectively.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5)      Class I does not impose sales charges or deferred sales charges.

(6) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(7) Index return for Class A, B, and C is for the period beginning December 1, 1998. Index return for Class I is 7.14% for the period beginning January 1, 2002.

         The following table shows the performance of Intermediate Bond Fund if sales charges are not reflected.

             INTERMEDIATE BOND FUND -- AVERAGE ANNUAL TOTAL RETURNS
                     for the periods ended December 31, 2003

                                                                       5 YEARS OR               10 YEARS OR
                                                      1 YEAR       SINCE INCEPTION(1)       SINCE INCEPTION(1)
                                                      ------       ---------------          ---------------
Class A return before taxes                            5.15%             8.16%                    8.06%
Class B return before taxes                            4.27%             7.35%                    7.22%
Class C return before taxes                            4.28%             7.34%                    7.25%
Class I return before taxes                            5.55%             8.12%                      N/A
Lehman Brothers Aggregate Bond Index(2)                4.10%             6.62%                    6.57%(3)

---------------
(1) Classes A, B, and C commenced operations on December 15, 1998. Class I shares commenced operations on January 8, 2002.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) Index return for Class A, B, and C is for the period beginning December 1, 1998. Index return for Class I is 7.14% for the period beginning January 1, 2002.

         For a discussion by the Adviser regarding the performance of Intermediate Bond Fund for the annual period ended March 31, 2004, see APPENDIX A to this Proxy Statement/Prospectus. Additional information about Intermediate Bond Fund is included in APPENDIX C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE
FUNDS

         Because the Funds have investment objectives and strategies that are substantially similar, many of the risks of investing in Intermediate Bond Fund are substantially the same as the risks of investing in Bond Fund. You may lose money on your investment in either Fund. The value of each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund's shares. The following summarizes the principal investment techniques and risks of investing in the Funds.

Price Volatility. Each Fund invests primarily in debt securities, which face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

Changes in Interest Rates. The value of each Fund's investments may fall when interest rates rise. The Funds may be sensitive to changes in interest rates because they may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk. Each Fund could lose money if the issuer of a debt security is or may be unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. The Funds may be subject to more credit risk than other income funds, because each may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

Pre-payment Risk. Each Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Funds will be forced to reinvest this money at lower yields.

Extension Risk. Slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

Risks of High-yield Bonds. Each Fund may invest in high-yield bonds, which carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

Risks of Using Derivatives. Each Fund may invest in derivatives. Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Funds. The use of derivatives may reduce returns for the Funds.

Risks of Foreign Investments. Each Fund may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political and economic conditions; a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks, securities depositories or exchanges than those in the U.S.; and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Securities Lending. Each Fund may lend portfolio securities, which means the securities may not be available to the Funds on a timely basis and the Funds may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in a Fund. When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. A Fund could incur losses in connection with the investment of such cash collateral.

Portfolio Turnover. A high portfolio turnover rate involves greater expenses to the Funds, including brokerage commissions, the spread on principal transactions, and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

                         COMPARISON OF FEES AND EXPENSES

         The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of Intermediate Bond Fund, see "APPENDIX C: ADDITIONAL INFORMATION REGARDING INTERMEDIATE BOND FUND."

MANAGEMENT FEES

         Bond Fund pays a management fee of 0.500% on the first $250 million of the Fund's average daily net assets; 0.4750% on the next $250 million of the Fund's average daily net assets; 0.450% on the next $250 million of the Fund's average daily net assets; 0.4250% on the next $1.25 billion of the Fund's average daily net assets; and 0.4000% on the Fund's average daily net assets over $2 billion.


         Effective June 3, 2004, the Intermediate Bond Fund will pay a management fee of 0.500% on the first $500 million of the Fund's average daily net assets; 0.450% on the next $500 million up to $1 billion of the Fund's average daily net assets; 0.425% on assets in excess of $1 billion up to $2 billion of the Fund's average daily net assets; and 0.400% on the Fund's average daily net assets in excess of $2 billion.


         Additionally, for the Bond Fund, ING Investments, LLC ("ING Investments" or "Adviser") pays ING Aeltus Investment Management, Inc. ("ING Aeltus") a sub-advisory fee of 0.2250% on the first $250 million of the Bond Fund's average daily net assets; 0.214% on the next $250 million of the Fund's average daily net assets; 0.203% on the next $250 million of the Fund's average daily net assets; 0.191% on the next $1.25 billion of the Fund's average daily net assets; and 0.180% on the Fund's average daily net assets over $2 billion.


         Effective June 3, 2004, ING Investments will pay ING Aeltus a sub-advisory fee of 0.2250% on the first $500 million of the Intermediate Bond Fund's average daily net assets; 0.2025% on assets in excess of $500 million up to $1 billion of the Fund's average daily net assets; 0.19125% on assets in excess of $1 billion up to $2 billion of the Fund's average daily net assets; and 0.180% on the Fund's average daily net assets in excess of $2 billion.


ADMINISTRATION FEES

         ING Fund Services, LLC ("ING Fund Services"), an affiliate of the Adviser, serves as the administrator to the Bond Fund and Intermediate Bond Fund. For its services, ING Fund Services receives an annual administration fee of 0.08% of the Bond Fund's average daily net assets and 0.10% of the Intermediate Bond Fund's average daily net assets.

DISTRIBUTION AND SERVICE FEES

         The annual distribution (12b-1) and service fees for Class A shares of Intermediate Bond Fund is 0.35% of the Fund's average daily net assets. The annual distribution (12b-1) and service fees for Class A shares of Bond Fund is 0.25% of the Fund's average daily net assets. Both Intermediate Bond Fund and Bond Fund have the same distribution (12b-1) and service fees for Class B and Class C shares (1.00%). In addition, the Funds have the same service fees for Class O shares (0.25%).

EXPENSE LIMITATION ARRANGEMENTS


         An expense limitation agreement is in place for Intermediate Bond Fund. Under the terms of the expense limitation agreement, ING Investments has agreed to limit the expenses of the Intermediate Bond Fund (excluding interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as, litigation, other expenses not incurred in the ordinary course of business, and expenses of any counsel or other persons or services retained by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser or Sub-Adviser, subject to possible recoupment by ING Investments within three years. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. The current expense limitation agreement provides that it will remain in effect through at least March 31, 2005. Pursuant to this expense limitation agreement, the expense limits for the Intermediate Bond Fund are 1.15%, 1.90%, 1.90%, 0.90%, and 1.15% for Class A, B, C, I, and O, respectively.


         Pursuant to a side agreement effective upon merger, the expense limits for the Intermediate Bond Fund are 1.00%, 1.75%, 1.75%, 0.75%, and 1.00% for Class A, B, C, I, and O respectively, and will remain in effect until at least March 31, 2007. There is no guarantee that these expense limits will continue after this date. If ING Investments elects not to renew the side agreement and does not terminate the expense limitation agreement, the expense limits will revert to the limitation under the Fund's current expense limitation agreement of 1.15%, 1.90%, 1.90%, and 0.90% for Class A, B, C, and I, respectively.


         An expense limitation agreement is also in place for the Bond Fund. Under the terms of the expense limitation agreement, ING Investments has agreed to limit the expenses of the Bond Fund (excluding interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of the Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940
Act) of the Adviser) subject to possible recoupment by ING Investments within three years. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. The current expense limitation agreement provides that it will remain in effect through March 31, 2005. There can be no assurance that the expense limitation agreement will be continued after this date. The expense limits under the Fund's current expense limitation agreement are 1.00%, 1.75%, 1.75%, 0.75% and 1.00% for Class A, B, C, I and O, respectively. There is no guarantee that the expense limit will continue after this date. This information and similar information is shown in the table below entitled "Annual Fund Operating Expenses."

EXPENSE TABLES

         There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Funds. The following table shows the fees and expenses for Class A, Class B, Class C, Class I and Class O shares of Bond Fund and Intermediate Bond Fund, respectively.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                          CLASS A      CLASS B     CLASS C      CLASS I     CLASS O
                                                          -------      -------     -------      -------     -------
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)                           4.75%(1)      None        None         None        None
Maximum deferred sales charge (load) (as a percentage
  of the lower of original purchase price or
  redemption proceeds)                                     None(2)      5.00%(3)    1.00(4)      None        None

----------------
(1) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in APPENDIX C.

(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares: Initial Sales Charge Alternative" in APPENDIX C.

(3) Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See "Class B Shares:
         Deferred Sales Charge Alternative" in APPENDIX C.

(4)      Imposed upon redemptions within 1 year from purchase.

         Neither Bond Fund nor Intermediate Bond Fund has any exchange fees or sales charges on reinvested dividends.

         The current expenses of each of the Funds and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the following table. Expenses of the Funds are based upon the operating expenses incurred by Class A, Class B, Class C, Class I and Class O shares of the Funds for the period ended March 31, 2004. Pro forma fees show estimated fees of Intermediate Bond Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.

         ANNUAL FUND OPERATING EXPENSES AS OF MARCH 31, 2004 (UNAUDITED) (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets) (1)(2)


                                                 DISTRIBUTION
                                                  (12b-1) AND                     TOTAL         WAIVERS,
                                                 SHAREHOLDER                       FUND      REIMBURSEMENTS
                                  MANAGEMENT       SERVICING         OTHER       OPERATING        AND                NET
                                     FEES           FEES(3)      EXPENSES(4)(5)  EXPENSES    RECOUPMENT(6)(7)     EXPENSES
                                     ----           -------      --------------  --------    ----------------     --------
CLASS A
  Bond Fund                          0.50%           0.25%           0.38%          1.13%         -0.13%              1.00%
  Intermediate Bond Fund             0.50%           0.35%           0.33%          1.18%         -0.18%              1.00%
  Intermediate Bond Fund
    After the Reorganization
    (Estimated Pro Forma)            0.50%           0.35%           0.32%          1.17%         -0.17%              1.00%

CLASS B
  Bond Fund                          0.50%           1.00%           0.38%          1.88%         -0.13%              1.75%
  Intermediate Bond Fund             0.50%           1.00%           0.33%          1.83%         -0.08%              1.75%
  Intermediate Bond Fund
    After the Reorganization
    (Estimated Pro Forma)            0.50%           1.00%           0.32%          1.82%         -0.07%              1.75%

CLASS C
  Bond Fund                          0.50%           1.00%           0.38%          1.88%         -0.13%              1.75%
  Intermediate Bond Fund             0.50%           1.00%           0.33%          1.83%         -0.08%              1.75%
  Intermediate Bond Fund
    After the Reorganization
    (Estimated Pro Forma)            0.50%           1.00%           0.32%          1.82%         -0.07%              1.75%

CLASS I
  Bond Fund                          0.50%             -             0.38%          0.88%         -0.13%              0.75%
  Intermediate Bond Fund             0.50%             -             0.18%          0.68%             -               0.68%
  Intermediate Bond Fund
    After the Reorganization
    (Estimated Pro Forma)            0.50%             -             0.18%          0.68%             -               0.68%

CLASS O
  Bond Fund                          0.50%           0.25%           0.38%          1.13%         -0.13%              1.00%
  Intermediate Bond Fund             N/A              N/A             N/A            N/A            N/A                N/A
  Intermediate Bond Fund
    After the Reorganization
    (Estimated Pro Forma)            0.50%           0.25%           0.32%          1.07%         -0.07%              1.00%


----------
(1)      The fiscal year end for Bond Fund and Intermediate Bond Fund is March
         31.

(2) The information in the table has been restated with respect to the Intermediate Bond Fund, as a result of changes to the Intermediate Bond Fund's fees, which are effective as of February 1, 2004.

(3) As a result of distribution (Rule 12b-1) fees, a long-term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.

(4) ING Fund Services receives an annual administration fee equal to 0.08% and 0.10% respectively, of the Bond Fund and Intermediate Bond Fund's average daily net assets.

(5) "Other Expenses" excludes short-term, nonrecurring expenses related to the Reorganization of the Bond Fund with and into the Intermediate Bond Fund.

(6) ING Investments has entered into an expense limitation agreement with Bond Fund to limit expenses of the Fund (excluding interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of the Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser) subject to possible recoupment by ING Investments within three years. The expense limitation


(7) ING Funds Distributor, LLC has agreed to waive 0.10% of the Distribution Fee for Class A shares of ING Intermediate Bond Fund.

         agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. The current expense limitation agreement provides that it will remain in effect through March 31, 2005. There can be no assurance that the expense limitation agreement will be continued after this date. The expense limits under the Fund's current expense limitation agreement are 1.00%, 1.75%, 1.75%, 0.75% and 1.00% for Class A, B, C, I
         and O, respectively.


         ING Investments has entered into an expense limitation agreement with Intermediate Bond Fund, to limit that Fund's expenses (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments within three years. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. The current expense limitation agreement provides that it will remain in effect through at least March 31, 2007. Pursuant to this expense limitation agreement, the expense limits for the Intermediate Bond Fund are 1.15%, 1.90%, 1.90%, 0.90%, and 1.15% for Class A, B, C, I, and O respectively.


         Pursuant to a side agreement effective February 1, 2004, the expense limits for the Intermediate Bond Fund are 1.00%, 1.75%, 1.75%, 0.75%, and 1.00% for Class A, B, C, I and O, respectively, and will remain in effect until at least March 31, 2007. There is no guarantee that the expense limit will continue after this date. If ING Investments elects not to renew the side agreement and does not terminate the expense limitation agreement, the expense limits will revert to the limitation under the Fund's current expense limitation agreement of 1.15%, 1.90%, 1.90%, 0.90% and 1.15% for Class A, B, C, I and O, respectively.

         Examples. The following examples are intended to help you compare the cost of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

                             BOND FUND                          INTERMEDIATE BOND FUND(1)
                             ---------                          -------------------------
              1 YEAR   3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
              ------   -------    -------    --------    ------    -------    -------    --------
CLASS A        $572      $805      $1,056     $1,773      $572      $778       $1,041     $1,790
CLASS B*       $678      $878      $1,204     $1,995      $678      $851       $1,167     $1,956
CLASS C        $278      $578      $1,004     $2,190      $278      $551       $  967     $2,127
CLASS I        $ 77      $268      $  475     $1,072      $ 69      $218       $  379     $  847
CLASS O        $102      $346      $  610     $1,363       N/A       N/A          N/A        N/A



                       ESTIMATED PRO FORMA:
                      THE FUNDS COMBINED(1)**
                      -----------------------
               1 YEAR   3 YEARS   5 YEARS   10 YEARS
               ------   -------   -------   --------
CLASS A         $572      $778     $1,039    $1,782
CLASS B*        $678      $851     $1,165    $1,948
CLASS C         $278      $551     $  965    $2,119
CLASS I         $ 69      $218     $  379    $  847
CLASS O         $102      $318     $  569    $1,286


         You would pay the following expenses if you did not redeem your shares:


                             BOND FUND                          INTERMEDIATE BOND FUND(1)
                             ---------                          -------------------------
              1 YEAR   3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS   5 YEARS   10 YEARS
              ------   -------    -------    --------    ------    -------   -------   --------
CLASS A        $572      $805     $1,056      $1,773      $572      $788      $1,041    $1,790
CLASS B*       $178      $578     $1,004      $1,995      $178      $551      $  967    $1,956
CLASS C        $178      $578     $1,004      $2,190      $178      $551      $  967    $2,127
CLASS I        $ 77      $268     $  475      $1,072      $ 69      $218      $  379    $  847
CLASS O        $102      $346     $  610      $1,363       N/A       N/A         N/A       N/A



                        ESTIMATED PRO FORMA:
                      THE FUNDS COMBINED (1)**
                      ------------------------
               1 YEAR   3 YEARS    5 YEARS   10 YEARS
               ------   -------    -------   --------
CLASS A         $572      $778      $1,039    $1,782
CLASS B*        $178      $551      $  965    $1,948
CLASS C         $178      $551      $  965    $2,119
CLASS I         $ 69      $218      $  379    $  847
CLASS O         $102      $318      $  569    $1,286

----------
(1) The example reflects the contractual expense limitation for the one-year period, three-year period and the first three years of the five- and ten-year periods.

* The ten year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the end of the eighth year following the date of purchase.

**       Estimated.

GENERAL INFORMATION

         Class A shares of Intermediate Bond Fund issued to a shareholder in connection with the Reorganization will not be subject to an initial sales charge, but Class B and Class C shares will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of Bond Fund held by that shareholder immediately prior to the Reorganization.

         In addition, the period that the shareholder held shares of Bond Fund will be included in the holding period of Intermediate Bond Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of Intermediate Bond Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the Class B shares of Bond Fund were purchased by the shareholder. Bond Fund and Intermediate Bond Fund are both subject to the sales load structure described in the table above in the section "Expense Tables."

         Following the Reorganization, certain holdings of Bond Fund that are transferred to Intermediate Bond Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for Intermediate Bond Fund, and the realization of taxable gains or losses for Intermediate Bond Fund.

MATERIAL DIFFERENCES IN RIGHTS OF INTERMEDIATE BOND SHAREHOLDERS AND BOND SHAREHOLDERS

         The Intermediate Bond Fund is organized as a series of a Delaware statutory trust and is governed by a Trust Instrument and Bylaws. The Bond Fund is organized as a series of a Maryland corporation and is governed by Articles of Incorporation and Bylaws. Material difference under the Intermediate Bond Fund's Trust Instrument or Delaware law and the Bond Fund's Articles of Incorporation/Bylaws or Maryland Law are presented below.

                INTERMEDIATE BOND FUND                                               BOND FUND
The Trust Instrument permits the Trustees, without a         The Articles of Incorporation does not specifically
shareholder vote, to amend the Trust Instrument, except      address amendments to the charter documents;
that shareholders have the right to vote on: (i) the         consequently, amendments to the Fund's Articles of
election of a Trustee; (ii) the removal of the Trustee (by   Incorporation  would be governed by Maryland General
a vote of at least two-thirds of the outstanding shares);    Corporation Law, which generally provides that an
(iii) on any amendment required by law or by the Trust's     amendment to the Articles of Incorporation is required
most current registration statement; (iv) any amendment to   (except with respect to amendments to increase or
section 11.8 of the Trust Instrument, which governs the      decrease the number of shares of stock (or class of
rights of shareholders to vote on amendments; and (v) any    such stock) of the corporation that it has the
amendment submitted to the shareholders.                     authority to issue) to be submitted to shareholders at
                                                             an annual or special meeting of the shareholders.

The Trust Instrument permits the Trustees pursuant to a      Both the Directors and shareholders have the right at
majority vote to amend the By-laws.                          any annual or special meeting, as long as appropriate
                                                             notice has been given to alter or repeal any Bylaws of
                                                             the Corporation and to make new Bylaws.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

         The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as APPENDIX B.

         The Reorganization Agreement provides for the transfer, as of the Closing Date, of all of the assets of Bond Fund in exchange for shares of beneficial interest of Intermediate Bond Fund and the assumption by Intermediate Bond Fund of the Bond Fund's liabilities as set forth in that Fund's statement of assets and liabilities as of the Closing Date. Potential liabilities of the Bond Fund that are not known as of the closing date are not assumed by the Intermediate Bond Fund under the terms of the Reorganization Agreement. Shares of Intermediate Bond Fund will then be distributed to shareholders of Bond Fund, as provided for in the Reorganization Agreement. Bond Fund will then be liquidated.

         After the Reorganization, each shareholder of Bond Fund will own shares of Intermediate Bond Fund having an aggregate value equal to the aggregate value of the shares in Bond Fund held by that shareholder as of the Closing Date. Shareholders of Class A, Class B, Class C, Class I and Class O shares of Bond Fund will receive the same Class of shares of Intermediate Bond Fund. In the interest of economy and convenience, shares of Intermediate Bond Fund generally will not be represented by physical certificates, unless you request the certificates in writing.

         Until the Closing Date, shareholders of Bond Fund will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests received by Intermediate Bond Fund for the redemption of its shares.

         The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Bond Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to APPENDIX B to review the terms and conditions of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

         The Reorganization is one of several reorganizations that have taken place among various ING Funds. The ING fund complex has grown in recent years through the addition of many funds. Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and potential confusion about overlapping funds. ING Investments also believes that the reorganizations may benefit Fund shareholders by resulting in surviving funds with a greater asset base. This is expected to provide greater investment opportunities for the surviving funds and the potential to take larger portfolio positions.

         The proposed Reorganization was presented to the Board of Directors of Bond Fund for consideration at a meeting held on March 24, 2004 and the Board of Trustees of Intermediate Bond Fund for consideration at a meeting held on February 25, 2004. For the reasons discussed below, the Board of Directors of the Bond Fund, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Fund, determined that the interests of the shareholders of Bond Fund would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Fund and its shareholders. Likewise, for the reasons set forth below, the Board of Trustees of the Intermediate Bond Fund, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Fund, determined that the interests of the shareholders of Intermediate Bond Fund would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Fund and its shareholders.

         The Reorganization will allow Bond Fund's shareholders to continue to participate in a professionally-managed portfolio that invests primarily in investment grade bonds. Additionally, as shown in the fee table, the proposed Reorganization is expected to result in the same net operating expenses (excluding short-term, nonrecurring, reorganization expenses) per share for shareholders of all Classes. As shareholders of Intermediate Bond Fund, shareholders will be able to continue to exchange into the ING Funds that offer the same Class of shares in which such shareholder is currently invested. A list of the ING Funds and the Classes available after the Reorganization is contained in APPENDIX D.

BOARDS' CONSIDERATIONS

         The Board of Directors of Bond Fund and the Board of Trustees of the Intermediate Bond approved the Reorganization upon consideration of a number of factors, including the following:

         - the plans of management to reduce overlap in funds in the ING fund complex;

         - the relative investment performance of Intermediate Bond Fund as compared to Bond Fund, and the Funds' comparative Morningstar ratings;

         - expense ratios and information regarding fees and expenses of Bond Fund and Intermediate Bond Fund;

         - the relative size of the Funds and the possibility that the increased asset size of the Reorganized Fund could provide the Reorganized Fund with more trading leverage and opportunities to purchase larger positions;

         - whether the Reorganization would dilute the interests of their respective Fund's current shareholders;

         - the similarity of investment objectives and strategies of Intermediate Bond Fund with those of Bond Fund;

         - that no fees or expenses would be borne by the Funds in connection with the reorganization; and

         - the tax consequences of the Reorganization to Bond Fund and its shareholders, including the tax-free nature of the transaction.

         The Board of Directors and the Board of Trustees also considered the future potential benefits to ING Investments in that its costs to administer the Funds may be reduced if the Reorganization is approved, and its costs may be reduced under its obligation to limit expenses of the Intermediate Bond Fund.


         The Board of Directors of the Bond Fund also considered (i) issues raised under Maryland law with respect to liquidating the Fund; (ii) the 10 basis point waiver of 12b-1 fee on Class A shares on the Intermediate Bond Fund;
(iii) the expense limitation agreement and the side expense limitation agreement, which would continue in effect at least through March 31, 2007 (effective upon merger); and (iv) ING Investments agreement to bear the full cost of the proxy solicitation.


         THE DIRECTORS OF BOND FUND RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH AND INTO INTERMEDIATE BOND FUND.

TAX CONSIDERATIONS

         The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither Bond Fund nor its shareholders, nor Intermediate Bond Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, Bond Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of Bond Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of Bond Fund's shareholders. Bond Fund shareholders' holding period in the Intermediate Bond Fund shares received in the Reorganization will include the Bond Fund shares surrendered in the Reorganization provided that they held those shares as capital assets. Bond Fund shareholders' aggregate basis in the Intermediate Bond Fund shares received in the Reorganization will be the same as shareholders' aggregate basis in the Bond Fund.

EXPENSES OF THE REORGANIZATION

         ING Investments will bear the cost of the Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the SEC.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

         Bond Fund is a diversified series of ING Series Fund, Inc., an open-end management investment company organized as a Maryland corporation. ING Series Fund, Inc. is governed by a Board of Directors consisting of 7 members.

         Intermediate Bond Fund is a diversified series of ING Funds Trust, an open-end management investment company organized as a Delaware statutory trust. ING Funds Trust is governed by a Board of Trustees consisting of 11 members. The Trustees of ING Funds Trust and the Directors of ING Series Fund, Inc. share one board member.

         For more information on the history of the Funds, see the SAI.

DISTRIBUTOR

         ING Funds Distributor, LLC (the "Distributor"), whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is the principal distributor for both Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS

         Both Intermediate Bond Fund and Bond Fund pay dividends from net income, if any, on a monthly basis. Each Fund distributes capital gains, if any, on an annual basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the respective Class of the particular Fund, unless the shareholder elects to receive distributions in cash.

         If the Reorganization Agreement is approved by Bond Fund's shareholders, then as soon as practicable before the Closing Date, Bond Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION

         The following table shows on an unaudited basis the capitalization of each of the Funds as of March 31, 2004 and on a pro forma basis as of March 31, 2004 giving effect to the Reorganization:


                                                               NET ASSET VALUE            SHARES
                                             NET ASSETS           PER SHARE            OUTSTANDING
                                             ----------           ---------            -----------
BOND FUND
  Class A                                   $  83,022,105           $10.77                7,706,790
  Class B                                   $   3,530,928           $10.74                  328,674
  Class C                                   $   2,305,596           $10.73                  214,913
  Class I                                   $  30,103,386           $10.78                2,793,583
  Class O                                   $  22,386,170           $10.77                2,078,659
Total Bond Fund                             $ 141,348,185                                13,122,619

INTERMEDIATE BOND FUND
  Class A                                   $ 269,086,364           $10.67               25,226,850
  Class B                                   $  67,401,592           $10.65                6,330,870
  Class C                                   $  71,227,525           $10.65                6,685,714
  Class I                                   $  14,547,776           $10.67                1,363,776
  Class R                                   $         501           $10.67                       47
Total Intermediate Bond Fund                $ 422,263,758                                39,607,257

PRO FORMA - INTERMEDIATE BOND FUND INCLUDING BOND FUND
  Class A                                   $ 352,108,469           $10.67               33,007,741
  Class B                                   $  70,932,520           $10.65                6,662,413
  Class C                                   $  73,533,121           $10.65                6,902,202
  Class I                                   $  44,651,162           $10.67                4,185,087
  Class O                                   $  22,386,170           $10.77                2,078,659
  Class R(1)                                $         501           $10.67                       47
  Total Pro Forma Intermediate Bond         $ 563,611,943                                52,836,149


------------------


(1)      Actual net assets were $501.46.


                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES


         Solicitation of proxies is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about June 11, 2004. Shareholders of Bond Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications. Bond Fund has retained Georgeson Shareholder Communications, Inc. (the "Solicitor"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. The estimated cost of the proxy solicitation is $12,000. ING Investments will bear the cost of the proxy solicitation. Shareholders of Bond Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.


         In all cases where a proxy is solicited by telephone, the Solicitor is required to ask the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned. If the shareholder is a corporation or other entity, the Solicitor will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares. The Solicitor will advise the shareholder that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor will then record the shareholder's instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online. Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact the Solicitor toll-free at 1-866-800-0416.

         A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Bond Fund, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Bond Fund that may be presented at the Special Meeting.

VOTING RIGHTS

         As a shareholder of Bond Fund you are entitled to one vote for each share held as to any matter on which you are entitled to vote and for each fractional share that you own, you shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.


         Only shareholders of Bond Fund at the close of business on May 12, 2004 (the "Record Date") will be entitled to be present and give voting instructions for Bond Fund at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, 12,965,177.260 shares of Bond Fund were outstanding and entitled to vote.


         Approval of the Reorganization Agreement requires the vote, if a quorum is present, of the lesser of (i) 67% or more of the voting securities present, provided that more than 50% of the outstanding voting securities are present in person or represented by proxy at the Special Meeting, or (ii) more than 50% of the outstanding voting securities. Holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum is present.

         If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. For this reason, with respect to matters requiring the affirmative majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against the Reorganization.

         Bond Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, Bond Fund understands that the broker-dealers that are members of the New York Stock Exchange may consider whether the rules of the New York Stock Exchange permit the broker-dealers to vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners. If permitted, such broker-dealers may so vote.


         To the knowledge of ING Investments, as of May 26, 2004, no current Director/Trustee owns 1% or more of the outstanding shares of either Fund, and the officers and Directors/Trustees own, as a group, less than 1% of the shares of either Fund.

         APPENDIX E hereto lists the persons that, as of May 26, 2004, owned beneficially or of record 5% or more of the outstanding shares of any Class of Bond Fund or Intermediate Bond Fund.


OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

         Bond Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

         Bond Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by Bond Fund's management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

         ING Investments will furnish, without charge, a copy of the most recent Annual Report regarding either of the Funds and any more recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed in writing to the Fund at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling Shareholder Services at 1-800-992-0180.

         IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                             /s/ Huey P. Falgout, Jr.,
                                             --------------------------------
                                             Huey P. Falgout, Jr.,
                                             Secretary


June 11, 2004
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                                                      APPENDIX A


           PORTFOLIO MANAGERS' REPORT FOR ING INTERMEDIATE BOND FUND


         Set forth below is an excerpt from ING Intermediate Bond Fund's Annual Report, dated March 31,2004, regarding the Fund's performance.


                                    * * * *





PORTFOLIO MANAGEMENT: A team of investment professionals led by James B. Kauffman, Aeltus Investment Management, Inc. -- the Sub-Adviser.



GOAL: The ING Intermediate Bond Fund (the "Fund") seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity by investing at least 80% of its assets in investment grade debt securities.



PERFORMANCE: For the year ended March 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 6.16% compared to 5.41% for the Lehman Brothers Aggregate Bond Index.



PORTFOLIO SPECIFICS: The outperformance of the Fund during the year was largely due to an overweight to credit-sensitive sectors especially non-investment grade categories such as high yield and emerging market debt. Our emphasis on longer-dated corporate bonds also helped through the first nine months of the year. The Fund was positioned prematurely for a rise in interest rates when, in fact, rates declined in June, while an underweight in mortgages and an overall yield advantage to the benchmark helped during that quarter. August ushered in opportunities to add to both agency paper and mortgage-backed securities. Our investment tactics remained substantively the same during later part of 2003. Chief sources of outperformance continued to include an overweight in longer-dated and lower-quality credits. Long-duration credit and low-quality credit both outperformed shorter duration and high quality names. A renewed overweight to Mortgage-Backed Securities ("MBS") also boosted excess returns. Finally, our short duration posture proved beneficial through December. The first quarter of 2004 proved less beneficial to our strategy as interest rates declined and riskier asset classes underperformed.



MARKET OUTLOOK: Mediocre economic releases have caused some Fed watchers to push a forecasted tightening further out in the calendar; some even see no Fed action until 2005. Employment remains soft as strong domestic productivity and international outsourcing have put a damper on job growth; yet, the degree of softness is perplexing. We believe that the anemic employment picture will likely continue to influence the Federal Reserve and prevent a precipitous tightening for the early part of 2004. The near-term prospects for inflationary problems remain subdued as the U.S. imports disinflation from abroad, productivity is gaining, labor costs are contained, and pricing power is still transitory. Ultimately, we believe, job creation and income growth are the keys to a sustainable recovery.



Treasury yields do not yet, in our opinion, reflect the potential for a quickening pace of the economy. Trade imbalances with Asian economies have left some central banks awash in dollars. In order to prevent the dollar from devaluing versus their local currency, the Bank of Japan and the Chinese central bank recycle those dollars back into the U.S. debt markets which, in turn, keeps our domestic short interest rates low.



Tactically, we are short in duration in the face of anticipated improving global economic fundamentals. We are underweight home mortgages and overweight in securitized sectors and longer-dated corporate bonds. Recently, we have overweighted financial institutions, which appear cheap on our relative value matrix. Valuations remain stretched in credit and mortgage markets; yet the modest underperformance of some credit sectors in the first three months of 2004 points to a more balanced market. We have reduced our exposure to government-sponsored enterprises following more negative headlines for FNMA and FHLMC. While we are increasingly cautious about valuations, we will maintain an overweight in both the high yield and emerging markets for the near-term.

                       [PORTFOLIO MANAGERS' REPORT CHART]



                                                                                Lehman Brothers
               ING Intermediate Bond Fund      ING Intermediate Bond Fund       Aggregate Bond
               Class A with sales charge(1)    Class A without sales charge(2)       INDEX(3)
               ----------------------------   --------------------------------  ---------------
12/15/1998              $ 9,524                          $10,000                    $10,000
 3/31/1999              $ 9,451                          $ 9,923                    $ 9,980
 3/31/2000              $ 9,538                          $10,015                    $10,167
 3/31/2001              $11,162                          $11,720                    $11,441
 3/31/2002              $12,197                          $12,807                    $12,053
 3/31/2003              $13,597                          $14,276                    $13,462
 3/31/2004              $14,435(1)                       $15,157(2)                 $14,189(3)
                                                            6.17%                      5.40%






                                               AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2004
                                              -------------------------------------------------------------------
                                                                          SINCE INCEPTION         SINCE INCEPTION
                                                                        OF CLASS A, B AND C          OF CLASS R
                                              1 YEAR       5 YEAR             12/15/98                3/16/04
                                              ------       ------       -------------------       ---------------
Including Sales Charge:
  Class A(1)                                   1.12%        7.77%            7.17%                      --
  Class B(2)                                   0.28%        7.72%            7.18%                      --
  Class C(3)                                   4.28%        8.00%            7.34%                      --
  Class R                                        --           --               --                    -0.37%
Excluding Sales Charge:
  Class A                                      6.16%        8.82%            8.16%                      --
  Class B                                      5.28%        8.01%            7.32%                      --
  Class C                                      5.28%        8.00%            7.34%                      --
  Class R                                        --           --               --                    -0.37%
Lehman Brothers Aggregate Bond Index(4)        5.41%        7.29%            6.78%(5)                -0.75%(6)



Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.



The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.



Total returns reflect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.



PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.



This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.



THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


Fund holdings are subject to change daily.



(1) Reflects deduction of the maximum Class A sales charge of 4.75%.



(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.



(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.



(4) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.



(5) Since inception performance for index is shown from December 1, 1998.



(6) Since inception performance for index is shown from March 1, 2004.



PRINCIPAL RISK FACTOR(S): Exposure to financial, market, prepayment and interest rate risks. Higher yielding bonds are subject to greater volatility and credit risks. The Fund's investments in mortgage-related securities may entail prepayment risk. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. International investing involves special risks including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. Risks of foreign investing are generally intensified for investments in emerging markets. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

                                                                      APPENDIX B


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION



         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 24th day of March, 2004, by and between ING Funds Trust, a Delaware statutory trust with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on behalf of its series, ING Intermediate Bond (the "Acquiring Fund"), and ING Series Fund, Inc., a Maryland corporation (the "Company") with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on behalf of its series, ING Bond Fund (the "Acquired Fund").


         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Class I and Class O voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Acquired Fund and the Acquiring Fund are series of open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Trustees of ING Funds Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund described in paragraph
1.3 by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

         WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

         1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefore:
(i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

         1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

         1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume the liabilities of the Acquired Fund set forth in the Acquired Fund's statement of assets and liabilities as of the Closing Date delivered by the Company, on behalf of the Acquired Fund, to the Trust, on behalf of the Acquiring Fund, pursuant to paragraph 7.2 hereof. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares to be so credited to Class A, Class B, Class C, Class I and Class O Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, Class I and Class O shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares in connection with such exchange.

         1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent, as defined in paragraph 3.3.

         1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.       VALUATION

         2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

         2.2. The net asset value of a Class A, Class B, Class C, Class I and Class O Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional and valuation procedures established by the Acquiring Fund's Board of Trustees.

         2.3. The number of the Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C, Class I and Class O shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

         2.4. All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to review by Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.       CLOSING AND CLOSING DATE

         3.1. The Closing Date shall be August 14, 2004, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

         3.2. The Acquired Fund shall direct The Bank of New York, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Acquired Fund Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act")) in which the Acquired Fund's Assets are deposited, the Acquired Fund's portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

         3.3. The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class I and Class O shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Fund, represents and warrants to ING Funds Trust as follows:

                  (a) The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

                  (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

                  (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

                  (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;

                  (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund prior to the Closing Date;

                  (h) Except as otherwise disclosed in writing to and accepted by ING Funds Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund dated March 31, 2004 have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles in the United States ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                  (j) Since March 31, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

                  (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

                  (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

                  (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

                  (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and
(ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

         4.2. Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of ING Funds Trust, ING Funds Trust, on behalf of the Acquiring Fund, represents and warrants to the Company as follows:

                  (a) The Acquiring Fund is duly organized as a series of ING Funds Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under ING Funds Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

                  (b) ING Funds Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquired Fund under the 1933 Act, is in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

                  (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

                  (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of ING Funds Trust's Trust Instrument or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which ING Funds Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ING Funds Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

                  (g) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against ING Funds Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. ING Funds Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at March 31, 2004 have been audited by KPMG LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                  (i) Since March 31, 2004 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

                  (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

                  (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by ING Funds Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

                  (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of ING Funds Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (n) The Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

                  (o) The information to be furnished by ING Funds Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

                  (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.       COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

         5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3. The Acquired Fund covenants that the Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

         5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

         5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares received at the Closing.

         5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         5.9. The Company, on behalf of the Acquired Fund, covenants that the Company will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as ING Funds Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund's Shares to be delivered hereunder, and (b) the Company's, on behalf of the Acquiring Fund's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

         5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by ING Funds Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1. All representations and warranties of ING Funds Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         6.2. ING Funds Trust shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of ING Funds Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Company shall reasonably request;

         6.3. ING Funds Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ING Funds Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

         6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of ING Funds Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at ING Funds Trust's election, to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1. All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2. The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Company;

         7.3. The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to ING Funds Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as ING Funds Trust shall reasonably request;

         7.4. The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;

         7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

         7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, or ING Funds Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the ING Funds Trust nor the Company may waive the conditions set forth in this paragraph 8.1;

         8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by ING Funds Trust or the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         8.5. The parties shall have received the opinion of Dechert LLP addressed to the Company and ING Funds Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of ING Funds Trust and the Company. Notwithstanding anything herein to the contrary, neither ING Funds Trust nor the Company may waive the condition set forth in this paragraph 8.5.

9.       BROKERAGE FEES AND EXPENSES

         9.1. The Company, on behalf of the Acquired Fund, and ING Funds Trust, on behalf of the Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         9.2. The expenses relating to the proposed Reorganization will be borne by the investment adviser to the Acquiring Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1. ING Funds Trust and the Company agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before November 30, 2004, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and ING Funds Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Company pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, and Class C, Class I and Class O Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to ING Funds Trust or the Series Fund, Inc., 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, attn: Huey Falgout, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

         14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only the trust property of the Acquired Fund, as provided in the Articles of Incorporation of the Company. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                    ING FUNDS TRUST on behalf of its
                                    ING INTERMEDIATE BOND FUND series

Attest:

______________________________
SECRETARY                           By:    _____________________________________

                                    Title: _____________________________________

                                    THE SERIES FUND, INC. on behalf of its
                                    ING BOND FUND series

Attest:

______________________________
SECRETARY                           By:    _____________________________________

                                    Title: _____________________________________

                                                                      APPENDIX C

           ADDITIONAL INFORMATION REGARDING ING INTERMEDIATE BOND FUND

                           ("INTERMEDIATE BOND FUND")

                                SHAREHOLDER GUIDE

ING PURCHASE OPTIONS(TM)

         This Proxy Statement/Prospectus relates to five separate Classes of shares of Intermediate Bond Fund: Class A, Class B, Class C, Class I, and Class O each of which represents an identical interest in Intermediate Bond Fund's investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) and service fee arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of Intermediate Bond Fund shares that will be issued to you in the Reorganization will be the same as those that apply to ING Bond Fund ("Bond Fund") shares held by you immediately prior to the Reorganization, and the period that you held shares of Bond Fund will be included in the holding period of Intermediate Bond Fund shares for purposes of calculating any contingent deferred sales charges and determining any conversion rights. Purchases of the shares of Intermediate Bond Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

         The sales charges and fees for each Class of shares of Intermediate Bond Fund are shown and contrasted in the chart below.

                                                CLASS A      CLASS B      CLASS C      CLASS I      CLASS O
                                                -------      -------      -------      -------      -------
Maximum Initial Sales Charge on Purchases         4.75%(1)        None         None         None        None
Contingent Deferred Sales Charge ("CDSC")         None(2)         5.00%(3)     1.00%(4)     None        None
Annual Distribution (12b-1) and Service Fees
(5)                                               0.35%           1.00%        1.00%        None        0.25%
Maximum Purchase                                Unlimited    $ 250,000       Unlimited   Unlimited    Unlimited
Automatic Conversion to Class A                    N/A        8 Years(6)        N/A         N/A         N/A

---------------
(1)      Reduced for purchases of $50,000 and over.

(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares that were purchased without an initial sales charge. See "Class A Shares: Initial Sales Charge Alternative" in this APPENDIX C.

(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this APPENDIX C.

(4) Imposed upon redemption within 1 year from purchase. (5) Annual asset-based distribution charge.

(6) Class B shares of Intermediate Bond Fund issued to shareholders of Bond Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of Bond Fund.


         The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $100,000 will be accepted as orders for Class A shares or declined.


         CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of Intermediate Bond Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases Without a Sales Charge" and "Reduced Sales Charges" below.

                             CLASS A SHARES(1)(2)(3)

                                               AS A % OF THE                  AS A %
YOUR INVESTMENT                                OFFERING PRICE                 OF NAV
---------------                                --------------                 ------
Less than $50,000                                  4.75%                      4.99%
$50,000 - $99,999                                  4.50%                      4.71%
$100,000 - $249,999                                3.50%                      3.63%
$250,000 - $499,999                                2.50%                      2.56%
$500,000 - $1,000,000                              2.00%                      2.04%
$1,000,000 and over                             See below

----------------------------
(1) Shareholders that purchased funds that were part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2) Shareholders that purchased funds prior to February 2, 1998 that were a part of the Aetna family of funds at the time of purchase, are not subject to sales charges for the life of their account.

(3)      The term "offering price" includes the front-end sales charge.

        There is no initial sales charge on purchases of Class A shares of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                                         PERIOD DURING
YOUR INVESTMENT                                     CDSC               WHICH CDSC APPLIES
---------------                                     ----               ------------------
$1,000,000 - $2,499,999                            1.00%                      2 years
$2,500,000 - $4,999,999                            0.50%                      1 year
$5,000,000 and over                                0.25%                      1 year

         REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of Intermediate Bond Fund or other open-end funds in the ING Funds which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase Intermediate Bond Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the applicable fund and class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information ("SAI") for Intermediate Bond Fund for details on the Letter of Intent option or contact the Shareholder Services Representative, as described below, at 1-800-992-0180 for more information.

         A sales charge may also be reduced by taking into account the current value of your existing holdings in Intermediate Bond Fund or any other open-end funds in the ING fund complex (excluding ING Aeltus Money Market Fund and ING Classic Money Market Funds, ING Money Market and ING Lexington Money Market Trust) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the SAI for Intermediate Bond Fund for details or contact the Shareholder Services Representative, as defined below, at 1-800-992-0180 for more information.

         For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds that impose a CDSC may be combined with Class A shares for a reduced sales charge but this will not affect any CDSC that may be imposed upon the redemption of shares of Intermediate Bond Fund.

        SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Services Representative at 1-800-992-0180, or see the SAI for Intermediate Bond Fund.

         CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares are offered at their NAV per share without any initial sales charge. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of Intermediate Bond Fund are subject to distribution and service fees at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution and service fees of Class A shares. The higher distribution and service fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. Orders for Class B shares in excess of $100,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is based on the lesser of the NAV of the Class B shares at the time of purchase or redemption. There is no CDSC on Class B shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:


YEAR OF REDEMPTION AFTER PURCHASE(1)                        CDSC
---------------------------------                           ----
First                                                        5%
Second                                                       4%
Third                                                        3%
Fourth                                                       3%
Fifth                                                        2%
Sixth                                                        1%
After Sixth Year                                            None

         (1) Class B shares that were purchased through funds that were part of the Northstar family of funds at the time of purchase are subject to a different CDSC. Please see the SAI for further information.

         Class B shares will automatically convert into Class A shares eight years after purchase. Class B shares of Intermediate Bond Fund issued in connection with the Reorganization will convert to Class A shares eight years after the purchase of the original shares of Bond Fund. For additional information on the CDSC and the conversion of Class B, see Intermediate Bond Fund's SAI.

         CLASS B AND CLASS C SHARES CDSCS. To keep shareholders' CDSCs as low as possible, each time a shareholder places a request to redeem shares of the Intermediate Bond Fund or other open-end funds in the ING Funds with Class B or Class C shares, shares that are not subject to a CDSC will be the first to be redeemed, then same shares that have the lowest CDSC will be sold.

         CLASS C SHARES. Class C shares are offered at their NAV per share without an initial sales charge. Class C shares may be subject to a CDSC of 1% if redeemed within one year of purchase. The amount of the CDSC is based on the lesser of the NAV of the Class C shares at the time of purchase or redemption. There is no CDSC on Class C shares acquired through the reinvestment of dividends and capital gains distributions.

         WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

         (i) The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

         (ii) The CDSC also may be waived for Class B and Class C shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

         (iii) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

         If you think you may be eligible for a CDSC waiver, contact a Shareholder Servicing Representative at 1-800-992-0180.

         CLASS I SHARES. Class I shares are offered at NAV without a sales charge to qualified retirement plans, financial and other institutions and "wrap accounts." The minimum initial investment is $1,000,000. The Distributor may waive the minimum from time to time.

         CLASS O SHARES. Class O shares are offered without sales charge to customers purchasing shares through ING DIRECT Securities, Inc. ("ING Direct"), a broker-dealer affiliate of the Investment Adviser and ING Funds Distributor, LLC (the "Distributor"). Class O shares are also offered to members of such other groups as may be approved by the Board from time to time.

         REINSTATEMENT PRIVILEGE. Class B or Class C shareholders who have redeemed their shares in any open-end ING Fund may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the SAI for Intermediate Bond Fund for details or contact the Shareholder Servicing Representative at 1-800-992-0180 for more information.

         RULE 12B-1 PLAN. Intermediate Bond Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act") applicable to Class A, Class B, Class C and Class O shares of Intermediate Bond Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the "Distributor" may receive from Intermediate Bond Fund an annual fee in connection with the offering, sale and shareholder servicing of Intermediate Bond Fund's Class A, Class B, Class C and Class O shares


         DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of Intermediate Bond Fund and in connection with services rendered to shareholders of Intermediate Bond Fund, Intermediate Bond Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of Intermediate Bond Fund's average daily net assets attributable to that Class):


                            SERVICING FEE             DISTRIBUTION FEE
                            -------------             ----------------
Class A                         0.00%                      0.35%
Class B                         0.25%                      0.75%
Class C                         0.25%                      0.75%
Class O                         0.25%                      0.00%

         Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B, Class C or Class O shares of Intermediate Bond Fund, including payments to Authorized Dealers, and for shareholder servicing. In connection with Class O shares, the Distributor may use the service fee received under the Rule 12b-1 Plan for Class O to compensate ING Direct for servicing and maintaining shareholder accounts. The Distributor or its affiliates may make payments to ING Direct in an amount up to 0.15% of the total Fund assets held in customer accounts that designate such firm as the selling broker-dealer.

         Because these fees are paid out of Intermediate Bond Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

         OTHER EXPENSES. In addition to the management fee and other fees described previously, Intermediate Bond Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs and the compensation of Directors who are not affiliated with ING Investments, LLC ("ING Investments"). Most Intermediate Bond Fund expenses are allocated proportionately among all of the outstanding shares of Intermediate Bond Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

PURCHASING SHARES

         The minimum initial investment in Intermediate Bond Fund is $1,000 ($1,000,000 for Class I shares or $250 for IRAs) . The minimum initial investment for a pre-authorized retirement plan is $100, plus monthly installments of at least $100. Intermediate Bond Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000 ($10,000 for Class I shares or $250 for IRAs).

         Intermediate Bond Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The ING Funds reserve the right to waive minimum investment amounts.

         If you wish to purchase Class O shares of the Intermediate Bond Fund, you must submit a completed application to the Fund. The completed and signed application must be sent to ING Direct Securities, Inc., P.O. Box 15647, Wilmington, DE 19885-5647. If you can't invest at least $1,000, you may open your account with a suitable Automatic Investment Plan ("AIP"). An AIP will allow you to invest regular amounts at regular intervals. If you wish to purchase other Classes of the Intermediate Bond Fund, contact an investment professional with an authorized firm or contact the ING Operations Department at 1-800-992-0180.

MARKET TIMERS. The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Fund determines not to be in the best interest of the Fund.

         The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance.

         In order to discourage frequent, short-term trading within the Fund, the Administrator, ING Fund Services, LLC ("ING") monitors trading activity. With regard to frequent, short-term trading, in the event that an individual's or organization's trading activity:

         1) exceeds the current monitoring standard for identifying frequent trading;

         2) is identified as problematic in accordance with ING's trade monitoring policies, discussed below, even if the activity does not exceed the monitoring standard for frequent trading; or

         3) if ING determines, in its sole discretion, that such trading activity may not be in the best interests of shareholders,

         ING reserves the right to take any necessary action to deter such activity. Such action may include, but not be limited to:

         1) rejecting additional purchase or exchange orders if a shareholder exceeds the current monitoring standard for frequent trading;

         2) rejecting all trades from broker-dealers or their registered representatives associated with frequent trading;

         3) termination of the selling group agreement with broker-dealers associated with frequent trading; or

         4)       imposition of redemption fees on trades in certain Funds.

         ING's current monitoring standard for identifying frequent trading is more than four exchanges of a specified monitoring amount within a one-year period, other than transactions associated with scheduled dollar cost averaging and rebalancing in connection with investments by Funds-of-Funds. The exchange limit does not apply to money market Funds. However, exchanges between a money market Fund and another Fund will be included in the four exchanges per year limit. Additionally, in accordance with ING's trade monitoring policies, the following would be indicative of possible market timing:

         1) serial purchases and redemptions, or serial exchanges, involving more than one Fund, particularly if they involve Funds managed in a similar investment style (e.g., international Funds);

         2) a series of transactions at dollar levels just below the amount used as the monitoring standard; and

         3) trading activity of persons or entities that have been associated with market timing historically.

         If an activity is identified as problematic after further investigation, ING reserves the right to take measures to deter such activity. ING also reserves the right to modify the monitoring standard, or the standard as it may apply to a particular Fund, at any time without prior notice, depending on the needs of the particular Fund and/or state or federal regulatory requirements. A different monitoring standard may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.

         Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, ING is often required to make decisions that are inherently subjective. ING strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.

         Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries, which are common forms of holding shares of a Fund. Such intermediaries include broker-dealers, banks, investment advisers, record-keepers, retirement plans, variable insurance products, trusts and approved fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of ING to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, ING must rely on the financial intermediary to monitor frequent, short-term trading within a Fund by the financial intermediary's customers. ING seeks assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that ING will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

         CUSTOMER IDENTIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

         What this means for you: The Fund and the Distributor must obtain the following information for each person that opens an account:

                  -        Name;

                  -        Date of Birth

                  - Physical residential address (although post office boxes are still permitted for mailing); and

                  - Social security number, taxpayer identification number, or other identifying number.

         You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

         EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FORM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

         PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

         DETERMINATION OF NET ASSET VALUE. The net asset value (NAV) per share for each class of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

         In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

         Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

         When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by the Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

         - Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the daily fluctuation in the S&P 500 Index exceeds certain thresholds, or the closing value is otherwise deemed unreliable;

         -        Securities of an issuer that has entered into a restructuring;

         -        Securities whose trading has been halted or suspended;


         - Fixed income securities that have gone into default and for which there is not current market value quotation.


         The Fund or Adviser may use a fair value pricing service approved by the Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

         PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Services Representative at 1-800-992-0180. For Class O shares, a Systematic Investment feature is available, see the SAI for additional information.

         RETIREMENT PLANS. Intermediate Bond Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at 1-800-992-0180. SSB currently receives a $12 custodian fee annually for the maintenance of such accounts.

         EXECUTION OF REQUESTS. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth in Intermediate Bond Fund's Prospectus under the section "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, your order must be received before 4:00 p.m. Eastern Time and your broker-dealer or financial institution must promptly transmit the order to the Transfer Agent or Distributor.

         You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of Intermediate Bond Fund will not be issued unless you request them in writing.

         TELEPHONE ORDERS. Intermediate Bond Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. Intermediate Bond Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If Intermediate Bond Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGE PRIVILEGES AND RESTRICTIONS

         An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Services Representative at 1-800-992-0180. There is no specific limit on exchange frequency; however, Intermediate Bond Fund is intended for long-term investment and not as a trading vehicle. ING Investments or the Distributor may prohibit excessive exchanges (more than four per year). ING Investments reserves the right, upon 60 days' prior notice, to cancel the exchange policy or restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of Intermediate Bond Fund into which they are being exchanged.

         Shares of one class of Intermediate Bond Fund generally may be exchanged for shares of that same Class of any other open-end ING Fund without payment of any additional sales charge. In most instances, if you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end ING Fund should carefully review the Prospectus of that Fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of Intermediate Bond Fund being acquired may be legally sold.

         If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior income Fund prospectus or any other ING prospectus by calling 1-800-992-0180.

         You will automatically have the ability to request an exchange by calling the Shareholder Services Representative at 1-800-992-0180 unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

         CDSC ON EXCHANGE INTO ING SENIOR INCOME FUND. You are not required to pay an applicable CDSC upon any exchange from Intermediate Bond Fund into the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your shares for repurchase by that fund, the CDSC will apply from the fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in Intermediate Bond Fund.

         SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000, subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund (not applicable to Class I). This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

         SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, Intermediate Bond Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000 ($10,000 for Class I) other than as a result of a decline in the NAV per share.

HOW TO REDEEM SHARES

         Shares of Intermediate Bond Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business. Under unusual circumstances, a Fund may suspend the right at redemption as allowed by federal securities laws.

         SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 ($50 in the case of Class O and $1,000 in the case of Class I) or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 for Class I). For additional information, contact the Shareholder Services Representative at 1-800-992-0180, or see Intermediate Bond Fund's SAI. For additional information regarding the Class O shares contact ING Direct at 1-866-289-3863.

         PAYMENTS. Payment to shareholders for shares redeemed ordinarily will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the Transfer Agent. Intermediate Bond Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. Intermediate Bond Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the U.S. Securities and Exchange Commission. Intermediate Bond Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to Intermediate Bond Fund, Intermediate Bond Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, Intermediate Bond Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to shareholders.

         Certain brokers or other designated intermediaries such as third party administrators or plan trustess may accept purchase and redemption orders on behalf of the Fund. The transfer Agent will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such order may be transmitted to the Fund or their agents several hours after the time of the acceptance and pricing.

         If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchase and sale of Fund shares.

         Purchases and exchanges should be made for investment purposes only. The Fund reserves the right to reject any specific purchase or exchange request. In the event the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

         SPECIAL CONSIDERATIONS WITH RESPECT TO CLASS O.

         Signature Guarantee. Redemption requests may be made in writing or, in amounts up to $100,000, by telephone. A medallion signature guarantee is required if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that a notary public cannot provide signature guarantees.

         Other Shareholder Services. A number of additional investor services are available with respect to Class O. For example, there is a Systematic Investment Feature, Automatic Cash Withdrawal Plan, and the ability to elect to have dividend and/or capital gains distributions automatically investment in Class O of one other ING open-end fund. To learn about these and other services see the SAI or call ING Direct at 1-866-289-3863.

ACCOUNT ACCESS

         Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling 1-800-992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and selection Option 2.

PRIVACY POLICY

         Intermediate Bond Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180 and select Option 1 or obtain a policy over the internet at www.ingfunds.com.

MANAGEMENT OF INTERMEDIATE BOND FUND

         INVESTMENT ADVISER. ING Investments, an Arizona limited liability company, serves as the investment adviser to Intermediate Bond Fund. ING Investments has overall responsibility for management of Intermediate Bond Fund. ING Investments has engaged a Sub-Adviser to provide the day-to-day management of the Intermediate Bond Fund's portfolio. ING Investments is responsible for monitoring the investment program and performance of the Sub-Adviser as well as the custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services provided to Intermediate Bond Fund. As of March 31, 2004, ING Investments managed over $34.8 billion in assets.

         SUB-ADVISER. ING Aeltus Investment Management, Inc. ("ING Aeltus"), a registered investment adviser, is responsible for providing the day-to-day management of Intermediate Bond Fund. ING Aeltus is an indirect, wholly-owned subsidiary of ING Groep, N.V. (NYSE:ING) ("ING Groep") and an affiliate of ING Investments. ING Aeltus has been managing client assets for more than a quarter century and as of March 31, 2004, managed over $29.0 billion in assets.

         The Sub-Adviser may consider sale of the Intermediate Bond Fund and of other investment companies advised by the Sub-Adviser as a factor in the selection of brokerage firms to execute the Fund's portfolio transactions, subject to the Sub-Adviser's duty to obtain best execution.

         PORTFOLIO MANAGER. The Fund has been managed by a team of investment professionals led by James B. Kauffmann since December 1998. Mr. Kauffmann joined ING Groep's asset management operations in 1996 and has over 17 years of investment experience.

         PARENT COMPANY AND DISTRIBUTOR. ING Investments and the Distributor are indirect, wholly owned subsidiaries of ING Groep. ING Groep is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with over 100,000 employees.

         From time to time, the Distributor or its affiliates may make payments to other dealers and/or their registered representatives, who may or may not be affiliates of ING Groep, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.

         SHAREHOLDER SERVICES REPRESENTATIVE. ING Funds Services, LLC serves as Shareholder Services Representative for Intermediate Bond Fund. The Shareholder Services Representative is responsible for responding to written and telephonic inquiries from shareholders. Intermediate Bond Fund pays the Shareholder Services Representative a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

         PORTFOLIO TRANSACTIONS. ING Investments or ING Aeltus will place orders to execute securities transactions that are designed to implement Intermediate Bond Fund's investment objectives and policies. ING Investments or ING Aeltus will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING Investments or ING Aeltus may consider brokerage and research services provided by a broker to ING Investments or ING Aeltus or an affiliate, and Intermediate Bond Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if ING Investments or ING Aeltus determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Investments may place securities transactions with brokers that provide certain services to Intermediate Bond Fund. ING Investments also may consider a broker's sale of Fund shares if ING Investments is satisfied that Intermediate Bond Fund would receive best execution of the transaction from that broker.

DIVIDENDS, DISTRIBUTIONS & TAXES

         DIVIDENDS AND DISTRIBUTIONS. Intermediate Bond Fund generally distributes most or all of its net earnings in the form of dividends. Intermediate Bond Fund pays dividends, if any, on a monthly basis. Capital gains, if any, are distributed annually. Dividends and distributions will be determined on a class basis.

         Any dividends and distributions paid by Intermediate Bond Fund will be automatically reinvested in additional shares of the respective class of Intermediate Bond Fund, unless you elect to receive distributions in cash. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election each purchase of shares of a class of Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to invest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. For Class O shareholders, this option will be selected automatically unless one of the other options is selected when completing your application. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be made to him in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the Prospectus, elect to have all dividends and other distributions paid on Class A, Class B, Class C, Class I and Class O shares of Intermediate Bond Fund invested into an ING Fund that offers Class A, Class B, Class C, Class I and Class O shares.

         FEDERAL TAXES. The following information is meant as a general summary for U.S. shareholders. Please see Intermediate Bond Fund's SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in Intermediate Bond Fund.

         Intermediate Bond Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although Intermediate Bond Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional

Fund shares. For example, if Intermediate Bond Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Most dividends from the Intermediate Bond Fund are attributable to interest and, therefore, do not qualify for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock, as described below. Recently enacted tax legislation generally provides of a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distribution by the Intermediate Bond Fund are generally taxed to individual taxpayers:

             - Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

             - Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

             - A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

             - Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

             - Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

         Dividends declared by Intermediate Bond Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

         You will receive an annual statement summarizing your dividend and capital gains distributions.

         If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

         There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

         As with all mutual funds, Intermediate Bond Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide Intermediate Bond Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS


         The information below for the year ended March 31, 2004 and for all periods prior to November 1, 2000, is audited by KPMG LLP. The information in the table below for the years ended March 31, 2003, March 31, 2002, and the five months ended March 31, 2001, has been derived from ING Intermediate Bond Fund's financial statements, which, had been audited by other independent auditors.



                                                                                  CLASS A
                                                ---------------------------------------------------------------------------
                                                                                        FIVE                     DECEMBER
                                                   YEAR         YEAR        YEAR       MONTHS        YEAR       15, 1998(1)
                                                   ENDED        ENDED       ENDED       ENDED        ENDED          TO
                                                 MARCH 31,    MARCH 31,   MARCH 31,   MARCH 31,   OCTOBER 31,   OCTOBER 31,
                                                   2004          2003        2002      2001(4)        2000         1999
                                                -----------   ---------   ---------   ---------   -----------   -----------
PER SHARE OPERATING PERFORMANCE:
    Net asset value, beginning of period        $     10.51        9.91       10.18        9.52          9.40         10.00
    Income (loss) from investment operations:
    Net investment income (loss)                $      0.31        0.35        0.51        0.28          0.61          0.45
    Net realized and unrealized gain (loss)
       on investments                           $      0.32        0.77        0.42        0.66          0.12         (0.60)
    Total from investment operations            $      0.63        1.12        0.93        0.94          0.73         (0.15)
    Less distributions from:
    Net investment income                       $      0.33        0.37        0.53        0.28          0.61          0.45
    Net realized gains on investments           $      0.14        0.15        0.67           -             -             -
    Total distributions                         $      0.47        0.52        1.20        0.28          0.61          0.45
    Net asset value, end of period              $     10.67       10.51        9.91       10.18          9.52          9.40
TOTAL RETURN(2):                                %      6.16       11.48        9.27       10.01          8.11         (1.46)
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's)           $   268,086     146,649      41,503      33,597        29,893        32,013
    Ratios to average net assets:
    Net expenses after expense
reimbursement/recoupment(3)(5)                  %      1.10        1.14        1.15        1.13          1.00          0.96
    Gross expense prior to expense
reimbursement/recoupment(3)                     %      1.18        1.24        1.36        1.53          2.08          2.12
    Net investment income after expense         %      2.91        3.21        4.93        6.94          6.48          5.38
reimbursement/recoupment(3)(5)
    Portfolio turnover rate                     %       475         639       1,216*        838           733           432


------------------

(1)  Commencement of Operations

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Fund changed its fiscal year end to March 31.


(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible recoupment by ING Investments within three years.


* Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

                                                                                  CLASS B
                                                ---------------------------------------------------------------------------
                                                                                        FIVE                     DECEMBER
                                                   YEAR         YEAR        YEAR       MONTHS        YEAR       15, 1998(1)
                                                   ENDED        ENDED       ENDED       ENDED        ENDED          TO
                                                 MARCH 31,    MARCH 31,   MARCH 31,   MARCH 31,   OCTOBER 31,   OCTOBER 31,
                                                   2004          2003        2002      2001(4)        2000         1999
                                                -----------   ---------   ---------   ---------   -----------   -----------
PER SHARE OPERATING PERFORMANCE:
    Net asset value, beginning of period        $     10.50        9.90       10.18        9.52          9.40         10.00
    Income (loss) from investment operations:
    Net investment income (loss)                $      0.23        0.28        0.44        0.26          0.53          0.40
    Net realized and unrealized gain (loss)
       on investments                           $      0.31        0.76        0.40        0.66          0.13         (0.61)
    Total from investment operations            $      0.54        1.04        0.84        0.92          0.66         (0.21)
    Less distributions from:
    Net investment income                       $      0.25        0.29        0.45        0.26          0.54          0.39
    Net realized gains on investments           $      0.14        0.15        0.67           -             -             -
    Total distributions                         $      0.39        0.44        1.12        0.26          0.54          0.39
    Net asset value, end of period              $     10.65       10.50        9.90       10.18          9.52          9.40
TOTAL RETURN(2):                                %      5.28       10.64        8.37        9.74          7.30         (2.13)
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's)           $    67,402      61,544      11,216       2,807         1,523         1,958
    Ratios to average net assets:
    Net expenses after expense
reimbursement/recoupment(3)(5)                  %      1.85        1.89        1.90        1.88          1.74          1.70
    Gross expense prior to expense
reimbursement/recoupment(3)                     %      1.83        1.89        2.01        2.18          2.33          2.39
    Net investment income after expense         %      2.16        2.39        4.09        6.20          5.71          4.83
reimbursement/recoupment(3)(5)
    Portfolio turnover rate                     %       475         639       1,216*        838           733           432


------------------

(1)  Commencement of Operations

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Fund changed its fiscal year end to March 31.


(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible recoupment by ING Investments within three years.


* Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

                                                                                  CLASS C
                                                ---------------------------------------------------------------------------
                                                                                        FIVE                     DECEMBER
                                                   YEAR         YEAR        YEAR       MONTHS        YEAR       15, 1998(1)
                                                   ENDED        ENDED       ENDED       ENDED        ENDED          TO
                                                 MARCH 31,    MARCH 31,   MARCH 31,   MARCH 31,   OCTOBER 31,   OCTOBER 31,
                                                   2004          2003        2002      2001(4)        2000         1999
                                                -----------   ---------   ---------   ---------   -----------   -----------
PER SHARE OPERATING PERFORMANCE:
    Net asset value, beginning of period        $     10.50        9.90       10.19        9.52          9.40         10.00
    Income (loss) from investment operations:
    Net investment income (loss)                $      0.23        0.28        0.44        0.26          0.54          0.42
    Net realized and unrealized gain (loss)
       on investments                           $      0.31        0.76        0.39        0.67          0.12         (0.63)
    Total from investment operations            $      0.54        1.04        0.83        0.93          0.66         (0.21)
    Less distributions from:
    Net investment income                       $      0.25        0.29        0.45        0.26          0.54          0.39
    Net realized gains on investments           $      0.14        0.15        0.67           -             -             -
    Total distributions                         $      0.39        0.44        1.12        0.26          0.54          0.39
    Net asset value, end of period              $     10.65       10.50        9.90       10.19          9.52          9.40
TOTAL RETURN(2):                                %      5.28       10.68        8.24        9.86          7.32         (2.10)
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's)           $     71,228      52,979       6,382       4,470         5,248         1,082
    Ratios to average net assets:
    Net expenses after expense
reimbursement/recoupment(3)(5)                  %      1.85        1.90        1.90        1.85          1.73          1.71
    Gross expense prior to expense
reimbursement/recoupment(3)                     %      1.83        1.90        2.01        2.18          2.32          2.44
    Net investment income after expense         %      2.16        2.36        4.20        6.37          5.74          4.94
reimbursement/recoupment(3)(5)
    Portfolio turnover rate                     %       475         639       1,216*        838           733           432


------------------

(1)  Commencement of offering of shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Fund changed its fiscal year end to March 31.


(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible recoupment by ING Investments within three years.


* Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

                                                               CLASS I
                                                ------------------------------------
                                                                          JANUARY 8,
                                                                           2002 (1)
                                                   YEAR         YEAR          TO
                                                   ENDED        ENDED       ENDED
                                                  MARCH 31,   MARCH 31,    MARCH 31,
                                                   2004         2003         2002
                                                -----------   ---------   ----------
PER SHARE OPERATING PERFORMANCE:
    Net asset value, beginning of period        $     10.51        9.91         9.99
    Income (loss) from investment operations:
    Net investment income (loss)                $      0.35        0.39         0.11
    Net realized and unrealized gain (loss)
       on investments                           $      0.33        0.76        (0.07)
    Total from investment operations            $      0.68        1.15         0.04
    Less distributions from:
    Net investment income                       $      0.38        0.40         0.12
    Net realized gains on investments           $      0.14        0.15            -
    Total distributions                         $      0.52        0.55         0.12
    Net asset value, end of period              $     10.67       10.51         9.91
TOTAL RETURN(2):                                %      6.60       11.88         0.36
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's)           $    14,548      15,046        9,800
    Ratios to average net assets:
    Net expenses after expense
reimbursement/recoupment(3)(4)                  %      0.71        0.73         0.82
    Gross expense prior to expense
reimbursement/recoupment(3)                     %      0.68        0.73         0.90
    Net investment income after expense         %      3.30        3.70         0.05
reimbursement/recoupment(3)(4)
    Portfolio turnover rate                     %       475         639        1,216*


------------------

(1)  Commencement of operations

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.


(4) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible recoupment by ING Investments within three years.


* Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

                                                   CLASS O
                              --------------------------------------------------

Financial Highlights Information is not presented because this Class did not commence operations until the effective date of this Proxy Statement/Prospectus.

                                                                      APPENDIX D

                                    ING FUNDS

         The following is a list of the ING Funds and the Classes of shares of each Fund that are expected to be offered at or shortly after the
Reorganization:


               FUND                             CLASSES OFFERED
               ----                             ---------------
U.S. EQUITY

Balanced Fund                          A, B, C and I
Convertible Fund                       A, B, C and Q
Corporate Leaders Trust Fund           A
Disciplined LargeCap Fund              A, B, C, I and Q
Equity and Bond Fund                   A, B, C and Q
Equity Income Fund                     A, B, C and I
Financial Services Fund                A, B and C
Growth Fund                            A, B, C and I
Index Plus LargeCap Fund               A, B, C, I and R
Index Plus MidCap Fund                 A, B, C, I and R
Index Plus SmallCap Fund               A, B, C, I and R
LargeCap Growth Fund                   A, B, C, I and Q
LargeCap Value Fund                    A, B, C and I
MagnaCap Fund                          A, B, C, I, M and Q
MidCap Opportunities Fund              A, B, C, I and Q
MidCap Value Fund                      A, B, C, I and Q
Real Estate Fund                       A, B, C, I and Q
SmallCap Opportunities Fund            A, B, C, I and Q
SmallCap Value Fund                    A, B, C, I and Q
Small Company Fund                     A, B, C and I
Tax-Efficient Equity Fund              A, B and C
Value Opportunity Fund                 A, B, C and I

GLOBAL/INTERNATIONAL EQUITY

Emerging Countries Fund                A, B, C, M and Q
Foreign Fund                           A, B, C, I and Q
Global Equity Dividend Fund            A, B, C, I and Q
Global Real Estate Fund                A, B, C and Q
Global Science and Technology Fund     A, B, C and I
International Fund                     A, B, C, I and Q
International Growth Fund              A, B, C and I
International SmallCap Growth Fund     A, B, C and Q
International Value Fund               A, B, C, I and Q
Precious Metals Fund                   A
Russia Fund                            A
Worldwide Growth Fund                  A, B, C and Q

FIXED INCOME

Aeltus Money Market Fund               A, B, C and I
Bond Fund                              A, B, C and I
Classic Money Market Fund              A, B, C and I
GNMA Income Fund                       A, B, C, I, M and Q

Government Fund                        A, B, C and I
High Yield Opportunity Fund            A, B, C, M and Q
High Yield Bond Fund                   A, B and C
Intermediate Bond Fund                 A, B, C, I and R
Lexington Money Market Trust           A
Money Market Fund                      A, B and C
National Tax-Exempt Bond Fund          A, B and C
Strategic Bond Fund                    A, B, C and Q

STRATEGIC ALLOCATION FUNDS

Strategic Allocation Growth Fund       A, B, C and I
Strategic Allocation Balanced Fund     A, B, C and I
Strategic Allocation Income Fund       A, B, C and I

LOAN PARTICIPATION FUND

Senior Income Fund                     A, B, C and Q

                                                                      APPENDIX E

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS


         The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund's outstanding shares as of May 26, 2004:


ING BOND FUND


                                                                              PERCENTAGE OF
NAME AND ADDRESS OF    PERCENT OF CLASS OF SHARES                          COMBINED FUND AFTER
    SHAREHOLDER          AND TYPE OF OWNERSHIP       PERCENTAGE OF FUND    THE REORGANIZATION*
-------------------    --------------------------    ------------------    -------------------
ING National Trust       74.38%, Class A               45.38%                13.31%
Attn Gordon Elrod        9.19%, Class I
151 Farmington Ave       Beneficial Owner
Hartford CT 06155-
  0001

ING Life Insurance &     16.53%, Class A               20.79%                17.08%
  Annuity Co
151 Farmington Ave       55.21%, Class I
Hartford CT 06156-
  0001                   Beneficial Owner

NFSC FEBO # WS
  1-036641               5.05%, Class B                0.12%                 0.03%
NFS/FMTC IRA             Shareholder
FBO Karen A Klafehn
1415 Whitney Rd E
Fairport NY 14450-
  9162

UBS Financial
  Services Inc. FBO      9.02%, Class C                0.14%                 0.03%
UBS-FINSVC CDN FBO       Shareholder
Stuart B Stillman,
  PC UTD 01/01/1899
PO Box 3321
Weehawken NJ 07086-
  8154

Janney Montgomery
  Scott LLC              5.16%, Class C                0.08%                 0.02%
A/C 7982-4059 Donald
  Stracher IRA           Shareholder
1801 Market St
Philadelphia PA 19103-
  1628


ING INTERMEDIATE BOND FUND


                                                                              PERCENTAGE OF
NAME AND ADDRESS OF    PERCENT OF CLASS OF SHARES                          COMBINED FUND AFTER
    SHAREHOLDER          AND TYPE OF OWNERSHIP       PERCENTAGE OF FUND    THE REORGANIZATION*
-------------------    --------------------------    ------------------    -------------------
MLPF & S For the
  Sole Benefit of        20.17%, Class A               22.90%                17.41%
  the Customers          23.58%, Class B
Attn: Fund
  Administration         38.24%, Class C
4800 Deer Lake Dr
  East 3rd Floor         100.00%, Class R
Jacksonville FL
  32246-6484             Beneficial Owner

ING Life Insurance
  & Annuity Co           24.15%, Class A               15.91%                17.08%
Attn Valuation Unit
  TN41                   Beneficial Owner
151 Farmington Ave
Hartford CT 06155-
  0001

Citigroup Global
  Markets, Inc.          5.22%, Class B                1.67%                  1.27%
A/C# 00109801250         5.65%, Class C
Attn: Peter Booth,
  7th Floor              Beneficial Owner
333 W. 34th St.
New York NY 1001-
  2402

ING National Trust       97.58%, Class I               3.22%                 13.31%
Attn Gordon Elrod        Beneficial Owner
151 Farmington Ave
Hartford CT 06155-
  0001

---------------

* On a pro forma basis, assuming that the value of the shareholder's interest in the Fund on the date of consummation of the Reorganization is the same as on May 26, 2004.

                                     PART B

                                 ING FUNDS TRUST

                       Statement of Additional Information


                                  June 11, 2004


Acquisition of the Assets and Liabilities of:  By and in Exchange for Shares of:
ING Bond Fund                                  ING Intermediate Bond Fund
(a series of ING Series Fund, Inc.)            (a series of ING Funds Trust)
7337 East Doubletree Ranch Road                7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034                 Scottsdale, Arizona 85258-2034

This Statement of Additional Information ("SAI") is available to the shareholders of ING Bond Fund in connection with a proposed transaction whereby all of the assets and known liabilities of the ING Bond Fund will be transferred to ING Intermediate Bond Fund, a series of ING Funds Trust, in exchange for shares of ING Intermediate Bond Fund.

This SAI of ING Funds Trust consists of (i) this cover page, (ii) the "ING Intermediate Bond Fund Additional Information" presented on pages 1-4 of this SAI, which presents certain information with respect Management of the Intermediate Bond Fund and information pertaining to Class O shares and other general information regarding the Fund, and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1. The SAI for ING Intermediate Bond Fund, dated August 1, 2003, as filed on July 29, 2003. The SAI for ING Bond Fund (Class A, B, C, and I), dated August 1, 2003, as filed on July 29, 2003, and the SAI for ING Bond Fund (Class O), dated March 1, 2004, as filed on February 13, 2004. Supplement dated January 8, 2004 to the SAI for ING Intermediate Bond Fund, dated August 1, 2003, as filed on January 14, 2004.


2. The Financial Statements of the Intermediate Bond Fund are included in the Classes A, B, C, and M Annual Report, dated March 31, 2004, as filed on June 9, 2004, and the Classes I and Q Annual Report, dated March 31, 2004, as filed on June 9, 2004. The Financial Statements of the Bond Fund are included in the Classes A, B, C, I and O Annual Report, dated March 31, 2004, as filed on June 9, 2004.



3. The Financial Statements of the Intermediate Bond Fund are included in the Classes A, B, C and M Semi-Annual Report, dated September 30, 2003, as filed on December 9, 2003, and the Classes I and Q Semi-Annual Report, dated September 30, 2003, as filed on December 9, 2003. The Financial Statements of the ING Bond Fund are included in the Classes A, B, C, I and O Semi-Annual Report, dated September 30, 2003, as filed on December 9, 2003.


         This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated June 11, 2004 relating to the Reorganization of ING Bond Fund may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                           ING INTERMEDIATE BOND FUND
                             ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

TRUSTEE OWNERSHIP OF SECURITIES.......................................     1

            Share Ownership Policy....................................     1

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES...........................     2

            Share Ownership Policy....................................     2

SHAREHOLDER SERVICING ARRANGEMENTS - Class O..........................     2

SHAREHOLDER ACCOUNTS AND SERVICES - Class O...........................     3

Systematic Investment.................................................     3

Shareholder Information...............................................     3

Automatic Cash Withdrawal Plan........................................     3

Cross Investing.......................................................     4

Signature Guarantee...................................................     4

DISCLOSURE of the FUND'S PORTFOLIO SECURITIES.........................     4

                           ING INTERMEDIATE BOND FUND
                             ADDITIONAL INFORMATION

TRUSTEE OWNERSHIP OF SECURITIES

         SHARE OWNERSHIP POLICY

         In order to further align the interests of the Independent Trustees with shareholders, it is the policy to own beneficially shares of one or more ING Funds at all times. For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.


         Under this Policy, the initial value of investments in the ING Funds that are beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this Policy.



         Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2003.


                                                      Aggregate Dollar Range of Equity
                                                   Securities in all Registered Investment
                                                      Companies Overseen by Trustee in
Name of Trustees         Intermediate Bond Fund        Family of Investment Companies
---------------------    ----------------------    ---------------------------------------
Paul S. Doherty                    $0                           Over $100,000
J. Michael Earley                  $0                         $10,001 - $50,000
R. Barbara Gitenstein              $0                         $10,001 - $50,000
Walter H. May                      $0                           Over $100,000
Jock Patton                        $0                           Over $100,000
David W.C. Putnam                  $0                           Over $100,000
Blaine E. Rieke                    $0                         $50,001 - $100,000
Roger B. Vincent           $10,001 - $50,000                  $50,001 - $100,000
Richard A. Wedemeyer               $0                         $10,001 - $50,000

Trustees who are
"Interested Persons"

Thomas J. McInerney                $0                         $50,000 - $100,000
John G. Turner                     $0                           Over $100,000

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES

         SHARE OWNERSHIP POLICY


         As of December 31, 2003, none of the Independent Trustees or their immediate family members owned any shares of the ING Funds' investment adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).



SHAREHOLDER SERVICING ARRANGEMENTS - CLASS O



         Class O shares are subject to a Shareholder Services Plan adopted pursuant to Rule 12b 1 under the Investment Company Act of 1940 ("1940 Act"). Under the Class O Shareholder Services Plan, ING Funds Distributor (the "Distributor") is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class O shares of the Fund. The Service Fee may be used by the Distributor to compensate ING DIRECT Securities Inc., an affiliate of the investment adviser and the distributor, for servicing and maintaining shareholder accounts. The Distributor or its affiliates may make payments to ING DIRECT Securities, Inc. in an amount up to 0.15% of the total Fund assets held in customer accounts that designate such firm as the selling broker dealer. The value of a shareholder's investment will be unaffected by these payments. The Fund intends to operate the Shareholder Services Plan in accordance with its terms and the National Association of Securities Dealers, Inc. rules concerning sales charges.





         The Shareholder Services Plan has been approved by the Board, including all of the Trustees who are not interested persons of the Trust as defined in the 1940 Act. The Plan must be renewed annually by the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Trustees be committed to the Trustees who are not interested persons. The Plan and any distribution or service agreement may be terminated by a Fund at any time, without any penalty, by such Trustees or by a vote of a majority of the Fund's outstanding shares on written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.


         In approving each Rule 12b-1 Plan for the respective classes of the Intermediate Bond Fund, the Board has determined that differing distribution arrangements in connection with the sale of new shares of the Fund are necessary and appropriate to meet the needs of different potential investors. Therefore, the Board, including those Trustees who are not interested persons of the Trust, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of the Fund will benefit the Fund and its respective shareholders.


         The Shareholder Services Plan and any distribution or service agreement may not be amended to increase materially the amount spent for shareholder expenses as to the Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Trustees who are not interested persons of the Trust, cast in person at a meeting called for the purpose of voting on any such amendment.

         As of the date of this SAI, the Distributor has not incurred any distribution expenses for the costs of promotion and distribution with respect to class O shares.


SHAREHOLDER ACCOUNTS AND SERVICES - CLASS O


SYSTEMATIC INVESTMENT

         The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in the Class O Shares of the Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT in respect to the Intermediate Bond Fund, you must first have established an account, subject to the minimum amount specified in the Proxy Statement/Prospectus. Thereafter, the minimum monthly Systematic Investment is currently $50 for the Intermediate Bond Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.


SHAREHOLDER INFORMATION

         The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

         Consolidated statements reflecting current values, share balances and year to date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts with the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

AUTOMATIC CASH WITHDRAWAL PLAN

         The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from the Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in the Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

CROSS INVESTING

         Cross investing may only be made in an ING Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under this feature, please call 1-866-289-3863.

         Dividend Investing

         You may elect to have dividend and/or capital gains distributions automatically invested in the same class of another Fund. See Proxy Statement/Prospectus for any applicable limitations.

         Systematic Exchange

         You may establish an automatic exchange of shares from one ING Fund to another. The exchange will occur on or about the 15th day of each month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser. See Proxy Statement/Prospectus for any applicable limitations.

SIGNATURE GUARANTEE

         A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Trust requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

         A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Trust reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES

         The Fund is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Funds' annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third quarters.

         Other than in regulatory filings, the Fund may provide its complete portfolio holdings schedule to third parties when the Fund has a legitimate business purpose for doing so. Specifically, the Fund's disclosure of its portfolio holdings may include disclosure: to the Funds' auditors for use in providing audit opinions; to financial printers for the purpose of preparing Fund regulatory filings; for the purpose of due diligence regarding a merger or acquisition; to a new adviser or sub-adviser prior to the commencement of its management of the Fund; to rating agencies for use in developing a rating for the Fund; to consultants for use in providing asset allocation advice in connection with an investment by affiliated funds-of-funds in the Fund; to service providers, such as proxy voting services providers and portfolio-management database providers in connection with their providing services benefiting the Fund; and for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Fund is also contractually obligated to provide portfolio holdings data on a weekly basis to certain third parties that have financed the Fund's Class B shares. In all instances of such disclosure, the receiving party is subject to confidentiality agreements with the Fund that restricts the use of such information.

         In addition to the disclosure discussed above, the Funds compile a Top Ten List composed of their ten largest holdings. This information is produced monthly and provided to third-parties, and is made available on ING's website (www.ingfunds.com) on the tenth day of each month. The "Top Ten" holdings information is as of the last day of the previous month. A third-party requesting the Fund's Top Ten List must be in possession of the Fund's current prospectus before the list will be provided. The Top Ten List is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

         If a third-party requests specific, current information regarding the Fund's portfolio holdings, the Funds will refer the third-party to the latest Top Ten List, the latest regulatory filing or to ING's website.

PRO FORMA FINANCIAL STATEMENTS

         Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the Reorganization is consummated, as of March 31, 2004. The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

      STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2004



                                                                        ING                    PRO FORMA                  PRO FORMA
                                                          ING       INTERMEDIATE                COMBINED                  COMBINED
                                                         BOND           BOND                  (PRE-MERGER   PRO FORMA  (POST MERGER
                                                         FUND           FUND                    EXPENSE)   ADJUSTMENTS    EXPENSE)
                                                      ------------- ------------- ---------- ------------- ----------- -------------
ASSETS:
Investments in securities at value+*                  $ 155,287,230 $ 465,506,434            $ 620,793,664             $ 620,793,664
Short-term investments**                                  1,501,176             -                1,501,176                 1,501,176
Repurchase agreement                                      1,918,000    25,248,000               27,166,000                27,166,000
Cash                                                        934,045     2,878,253                3,812,298                 3,812,298
Cash collateral for futures                                  85,567       163,228                  248,795                   248,795
Cash collateral for securities loaned                    24,215,914    81,796,222              106,012,136               106,012,136
Receivables:
       Investment securities sold                         8,322,465    32,547,982               40,870,447                40,870,447
       Fund shares sold                                          52     1,351,408                1,351,460                 1,351,460
       Dividends and interest                             1,090,230     3,010,389                4,100,619                 4,100,619
       Other                                                  2,968         8,685                   11,653                    11,653
Prepaid expenses                                             20,619        34,755                   55,374                    55,374
Reimbursement due from manager                               18,277         1,626                   19,903                    19,903
                                                      ------------- -------------            ------------- ----------- -------------
       Total assets                                     193,396,543   612,546,982              805,943,525           -   805,943,525
                                                      ------------- -------------            ------------- ----------- -------------

LIABILITIES:
Payable for investment securities purchased               5,175,701    88,957,457               94,133,158                94,133,158
Payable for investment securities purchased
       on a when-issued basis                            22,421,006    18,118,366               40,539,372                40,539,372
Payable for fund shares redeemed                                  -       491,330                  491,330                   491,330
Payable for income distribution                                   -       310,764                  310,764                   310,764
Payable for futures variation margin                         26,499        29,187                   55,686                    55,686
Payable upon return of securities loaned                 24,215,914    81,796,222              106,012,136               106,012,136
Payable to affiliates                                        94,900       379,204                  474,104                   474,104
Payable to transfer agent                                    25,981       121,392                  147,373                   147,373
Payable for director/trustee fees                             1,503         3,997                    5,500                     5,500
Other accrued expenses and liabilities                       86,854        75,305                  162,159                   162,159
                                                      ------------- -------------            ------------- ----------- -------------
       Total liabilities                                 52,048,358   190,283,224              242,331,582           -   242,331,582
                                                      ------------- -------------            ------------- ----------- -------------
NET ASSETS                                            $ 141,348,185 $ 422,263,758            $ 563,611,943 $         - $ 563,611,943
                                                      ============= =============            ============= =========== =============

NET ASSETS CONSIST OF:
Paid-in capital                                       $ 136,653,851 $ 411,336,028            $ 547,989,879             $ 547,989,879
Undistributed net investment income
       (accumulated net investment loss)                     (1,747)       11,828                   10,081                    10,081
Accumulated net realized gain on investments              1,662,144     4,963,106                6,625,250                 6,625,250
Net unrealized appreciation of investments                3,033,937     5,952,796                8,986,733                 8,986,733
                                                      ------------- -------------            ------------- ----------- -------------
NET ASSETS                                            $ 141,348,185 $ 422,263,758            $ 563,611,943 $         - $ 563,611,943
                                                      ============= =============            ============= =========== =============

+Securities on loan at value                          $  23,739,309 $  80,171,503            $ 103,910,812             $ 103,910,812
*Cost of investments in securities                    $ 152,179,633 $ 459,482,697            $ 611,662,330             $ 611,662,330
**Cost of short-term investments                      $   1,499,961 $           -            $   1,499,961             $   1,499,961

CLASS A:
       Net Assets                                     $  83,022,105 $ 269,086,364            $ 352,108,469             $ 352,108,469
       Shares outstanding                                 7,706,790    25,226,850 74,101 (B)    33,007,741                33,007,741
       Net asset value and redemption price per share $       10.77 $       10.67            $       10.67             $       10.67
       Maximum offering price per share (A)           $       11.31 $       11.20            $       11.20             $       11.20

CLASS B:
       Net Assets                                     $   3,530,928 $  67,401,592            $  70,932,520             $  70,932,520
       Shares outstanding                                   328,674     6,330,870  2,869 (B)     6,662,413                 6,662,413
       Net asset value and redemption price per share $       10.74 $       10.65            $       10.65             $       10.65

CLASS C:
       Net Assets                                     $   2,305,596 $  71,227,525            $  73,533,121             $  73,533,121
       Shares outstanding                                   214,913     6,685,714  1,575 (B)     6,902,202                 6,902,202
       Net asset value and redemption price per share $       10.73 $       10.65            $       10.65             $       10.65

CLASS I:
       Net Assets                                     $  30,103,386 $  14,547,776            $  44,651,162             $  44,651,162
       Shares outstanding                             $   2,793,583     1,363,776 27,728 (B)     4,185,087                 4,185,087
       Net asset value and redemption price per share $       10.78 $       10.67            $       10.67             $       10.67

CLASS O:
       Net Assets                                     $  22,386,170           n/a            $  22,386,170             $  22,386,170
       Shares outstanding                                 2,078,659           n/a                2,078,659                 2,078,659
       Net asset value and redemption price per share $       10.77           n/a            $       10.77             $       10.77

CLASS R:
       Net Assets (C)                                           n/a $         501            $         501             $         501
       Shares outstanding                                       n/a            47                       47                        47
       Net asset value and redemption price per share           n/a $       10.67            $       10.67             $       10.67


(A) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(B) Reflects new shares issued, net of retired shares of ING Bond Fund.
Calculation: Net Assets / NAV per share)


(C) Actual net assets were $501.46.


                 See Accompanying Notes to Financial Statements

     STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2004



                                                                         ING        INTERMEDIATE
                                                                         BOND           BOND        PRO FORMA       PRO FORMA
                                                                         FUND           FUND       ADJUSTMENTS       COMBINED
                                                                      -----------   ------------   -----------     ------------
INVESTMENT INCOME:
Dividends                                                             $    52,424   $    118,746                   $    171,170
Interest                                                                5,721,402     13,499,162                     19,220,564
Securities ending income                                                   24,707         70,215                         94,922
                                                                      -----------   ------------   -----------     ------------
       Total investment income                                          5,798,533     13,688,123             -       19,486,656
                                                                      -----------   ------------   -----------     ------------

EXPENSES:
 Investment management fees                                               712,920      1,705,983                      2,418,903
 Distribution fees:
        Class A                                                           214,887        686,455        84,766(A)       986,108
        Class B                                                            38,923        661,232                        700,155
        Class C                                                            25,688        648,879                        674,567
        Class O                                                            36,524              -                         36,524
 Transfer agent fees                                                      191,852        482,352                        674,204
 Administrative service fees                                              114,095        341,192        28,535(A)       483,822
 Shareholder reporting expense                                             60,841         67,301       (30,421)(B)       97,722
 Registration fees                                                         61,178         63,452       (30,589)(B)       94,041
 Professional fees                                                         31,609         37,039                         68,648
 Custody and accounting expense                                            62,661         86,836                        149,497
 Directors'/Trustee fees                                                    4,776         12,120                         16,896
 Miscellaneous expense                                                      9,960         11,182                         21,142
                                                                      -----------   ------------   -----------     ------------
       Total expenses                                                   1,565,914      4,804,023        52,292        6,422,229
                                                                      -----------   ------------   -----------     ------------
Less:
       Net waived and reimbursed fees                                     186,297        117,404       315,519(A)       619,220
                                                                      -----------   ------------   -----------     ------------
       Net expenses                                                     1,379,617      4,686,619      (263,227)       5,803,009
                                                                      -----------   ------------   -----------     ------------
Net investment income                                                   4,418,916      9,001,504       263,227       13,683,647
                                                                      -----------   ------------   -----------     ------------

NET REALIZED AND UNREALIZED GAIN
       ON INVESTMENTS, FOREIGN CURRENCIES AND FUTURES:
 Net realized gain (loss) on:
        Investments                                                     3,652,587      8,796,613                     12,449,200
        Foreign currencies                                                  6,359         11,870                         18,229
        Futures                                                          (254,502)    (1,245,951)                    (1,500,453)
                                                                      -----------   ------------   -----------     ------------
        Net realized gain                                               3,404,444      7,562,532             -       10,966,976
                                                                      -----------   ------------   -----------     ------------
 Net change in unrealized appreciation or depreciation on:
        Investments                                                       955,220      2,773,659                      3,728,879
        Foreign currencies                                                    176         (3,759)                        (3,583)
        Futures                                                          (346,449)      (168,064)                      (514,513)
                                                                      -----------   ------------   -----------     ------------
        Net change in unrealized appreciation or depreciation             608,947      2,601,836             -        3,210,783
                                                                      -----------   ------------   -----------     ------------

Net realized and unrealized gain on investments, foreign currencies
          and futures                                                   4,013,391     10,164,368             -       14,177,759
                                                                      -----------   ------------   -----------     ------------
NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                                                $ 8,432,307   $ 19,165,872   $   263,227     $ 27,861,406
                                                                      ===========   ============   ===========     ============



(A) Reflects adjustment in expenses due to effects of new contractual rates.

(B) Reflects adjustment in expenses due to elimination of duplicative services.

                 See Accompanying Notes to Financial Statements

 PORTFOLIOS OF INVESTMENTS AS OF MARCH 31, 2004*



               ING                                                                                            ING
   ING      INTERMEDIATE                                                                          ING     INTERMEDIATE
 BOND FUND   BOND FUND    PRO FORMA                                                            BOND FUND   BOND FUND   PRO FORMA
 Principal   Principal    Principal                                                               VALUE       VALUE       VALUE
----------- ------------ -----------                                                           ---------- ------------ -----------
                                                        CORPORATE BONDS/NOTES: 30.6%

                                              AEROSPACE/DEFENSE: 0.6%
$ 1,495,000 $  4,405,000 $ 5,900,000    S     Raytheon Co., 3.500%, due 05/15/06               $  810,571 $  2,388,338 $ 3,198,909
                                                                                               ---------- ------------ -----------
                                                                                                  810,571    2,388,338   3,198,909
                                                                                               ---------- ------------ -----------
                                              AIRLINES: 1.1%
    323,000      914,000   1,237,000    L     American Airlines, Inc., 6.817%, due 05/23/11       298,568      844,865   1,143,433
    272,000      795,000   1,067,000    #     American Airlines, Inc., 7.250%, due 02/05/09       267,920      783,075   1,050,995
    514,000    1,332,000   1,846,000          American Airlines, Inc., 7.324%, due 10/15/09       440,620    1,141,841   1,582,461
    202,606      459,241     661,847    L     Continental Airlines, Inc., 6.545%, due 08/02/20    199,697      452,647     652,344
     72,000      211,000     283,000   L, S   Delta Air Lines, Inc., 7.779%, due 11/18/05          62,708      183,768     246,476
    349,441    1,019,858   1,369,300    S     United Airlines, Inc., 7.186%, due 04/01/11         318,657      930,014   1,248,671
                                                                                               ---------- ------------ -----------
                                                                                                1,588,170    4,336,210   5,924,380
                                                                                               ---------- ------------ -----------
                                              AUTO MANUFACTURERS: 0.7%
    473,000    1,386,000   1,859,000          Ford Motor Co., 6.375%, due 02/01/29                422,372    1,237,648   1,660,020
    102,000      300,000     402,000          Ford Motor Co., 6.625%, due 10/01/28                 94,034      276,570     370,604
    424,000    1,263,000   1,687,000    L     General Motors Corp., 8.375%, due 07/15/33          482,391    1,436,934   1,919,325
                                                                                               ---------- ------------ -----------
                                                                                                  998,797    2,951,152   3,949,949
                                                                                               ---------- ------------ -----------
                                              AUTO PARTS AND EQUIPMENT: 0.0%
          -       45,000      45,000          Rexnord Corp., 10.125%, due 12/15/12                      -       49,500      49,500
                                                                                               ---------- ------------ -----------
                                                                                                        -       49,500      49,500
                                                                                               ---------- ------------ -----------
                                              BANKS: 6.1%
    194,000      566,000     760,000  #, @@   Banco Bradesco SA, 8.750%, due 10/24/13             200,790      585,810     786,600
    558,000    1,629,000   2,187,000    @@    Banco Santander Chile SA, 7.375%, due 07/18/12      654,684    1,911,254   2,565,938
    247,000      710,000     957,000          Bank of America Corp., 6.375%, due 02/15/08         277,585      797,916   1,075,501
    150,000      450,000     600,000    @@    Bank of Ireland, 1.360%, due 12/29/49               124,049      372,146     496,195
          -      344,000     344,000    #     Bank of New York Institutional Capital Trust A,
                                              7.780%, due 12/01/26                                      -      395,927     395,927
          -      500,000     500,000    #     BankAmerica Institutional Capital A, 8.070%, due
                                              12/31/26                                                  -      579,500     579,500
     67,000      148,000     215,000    #     BankAmerica Institutional Capital B, 7.700%, due
                                              12/31/26                                             76,062      168,017     244,079
     34,000       81,000     115,000          BankBoston Corp., 1.720%, due 06/08/28               32,751       78,024     110,775
     33,000       74,000     107,000          Barnett Capital I, 8.060%, due 12/01/26              38,632       86,629     125,261
     81,000      180,000     261,000          Barnett Capital II, 7.950%, due 12/01/26             94,848      210,774     305,622
     85,000      140,000     225,000          BNY Capital I, 7.970%, due 12/31/26                  98,079      161,542     259,621
    218,000      646,000     864,000    @@    Central Bank of Nigeria, 0.000%, due 01/05/10        85,434      253,167     338,601
    130,000      690,000     820,000          Chase Capital VI, 1.756%, due 08/01/28              125,832      667,876     793,708
    852,000    2,498,000   3,350,000    #     Dresdner Funding Trust I, 8.151%, due 06/30/31    1,009,986    2,961,202   3,971,188
     33,000       74,000     107,000          FBS Capital I, 8.090%, due 11/15/26                  39,181       87,861     127,042
    178,000      397,000     575,000          First Union Institutional Capital II, 7.850%,
                                              due 01/01/27                                        204,052      455,105     659,157
     90,000      150,000     240,000          Fleet Capital Trust II, 7.920%, due 12/11/26        103,312      172,186     275,498
    548,000    1,615,000   2,163,000  #, @@   HBOS PLC, 5.375%, due 11/29/49                      568,996    1,676,877   2,245,873
     85,000      205,000     290,000    @@    HSBC Bank PLC, 1.312%, due 07/29/49                  70,806      170,767     241,573
    500,000    1,460,000   1,960,000    @@    HSBC Bank PLC, 1.350%, due 06/29/49                 401,762    1,173,146   1,574,908
    250,000      740,000     990,000    @@    HSBC Bank PLC, 1.500%, due 06/29/49                 211,772      626,844     838,616
    360,000    1,040,000   1,400,000    @@    Lloyds TSB Bank PLC, 1.270%, due 08/29/49           301,641      871,409   1,173,050
    373,000    1,097,000   1,470,000          M&T Bank Corp., 3.850%, due 04/01/13                377,113    1,109,096   1,486,209
    540,000    1,110,000   1,650,000          Mellon Capital I, 7.720%, due 12/01/26              624,792    1,284,296   1,909,088
    320,000      940,000   1,260,000  @@, C   National Westminster Bank PLC, 1.250%, due
                                              11/29/49                                            262,660      771,565   1,034,225

* Management does not anticipate having to dispose of any securities positions for purposes of completing the reorganization.

    260,000      380,000     640,000          NB Capital Trust IV, 8.250%, due 04/15/27           307,056      448,774     755,830
          -      300,000     300,000          NB Capital Trust, 7.830%, due 12/15/26                    -      339,326     339,326
    311,000      865,000   1,176,000   #, L   Rabobank Capital Funding II, 5.260%, due
                                              12/29/49                                            323,280      899,155   1,222,435
    100,000      240,000     340,000  @@      Societe Generale, 1.309%, due 11/29/49               80,969      194,325     275,294
    160,000      940,000   1,100,000  @@, C   Standard Chartered PLC, 1.187%, due 07/29/49        122,746      721,132     843,878
    250,000      690,000     940,000  @@, C   Standard Chartered PLC, 1.315%, due 01/29/49        190,994      527,143     718,137
    450,000    1,140,000   1,590,000  @@, C   Standard Chartered PLC, 1.400%, due 12/29/49        344,250      872,100   1,216,350
    540,000    1,360,000   1,900,000  @@, C   Standard Chartered PLC, 1.500%, due 11/29/49        399,713    1,006,686   1,406,399
          -      177,000     177,000    #     State Street Institutional Capital A, 7.940%,
                                              due 12/30/26                                              -      205,927     205,927
    138,000      234,000     372,000          Suntrust Capital I, 1.790%, due 05/15/27            135,675      230,058     365,733
     91,000      234,000     325,000    L     Wachovia Capital Trust II, 1.620%, due 01/15/27      86,456      222,316     308,772
    280,000      822,000   1,102,000          Wells Fargo & Co., 3.120%, due 08/15/08             280,108      822,318   1,102,426
     50,000       80,000     130,000    #     Wells Fargo Capital A, 7.730%, due 12/01/26          57,911       92,657     150,568
          -      174,000     174,000          Wells Fargo Capital I, 7.960%, due 12/15/26               -      205,134     205,134
    180,000      540,000     720,000    @@    Westpac Banking Corp., 1.338%, due 09/29/49         147,441      442,323     589,764
    294,000      872,000   1,166,000    #     Westpac Capital Trust IV, 5.256%, due 12/29/49      294,000      872,000   1,166,000
                                                                                               ---------- ------------ -----------
                                                                                                8,755,418   25,730,310  34,485,728
                                                                                               ---------- ------------ -----------
                                              BEVERAGES: 0.4%
    102,000      246,000     348,000    L     Constellation Brands, Inc., 8.000%, due 02/15/08    115,515      278,595     394,110
    418,000    1,223,000   1,641,000    #     Miller Brewing Co., 4.250%, due 08/15/08            433,046    1,267,022   1,700,068
                                                                                               ---------- ------------ -----------
                                                                                                  548,561    1,545,617   2,094,178
                                                                                               ---------- ------------ -----------
                                              CHEMICALS: 0.2%
    100,000      294,000     394,000    L     Dow Chemical Co., 5.750%, due 11/15/09              109,652      322,377     432,029
     97,000      287,000     384,000 #, S, @@ Sociedad Quimica y Minera de Chile SA, 7.700%,
                                              due 09/15/06                                        108,345      320,566     428,911
                                                                                               ---------- ------------ -----------
                                                                                                  217,997      642,943     860,940
                                                                                               ---------- ------------ -----------
                                              DIVERSIFIED FINANCIAL SERVICES: 3.6%
          -      460,000     460,000    S     Bear Stearns Cos., Inc., 3.000%, due 03/30/06             -      469,349     469,349
    352,000    1,030,000   1,382,000    L     Boeing Capital Corp., 7.375%, due 09/27/10          418,268    1,223,910   1,642,178
    550,000    1,465,000   2,015,000  #, @@   Brazilian Merchant Voucher Receivables Ltd.,
                                              5.911%, due 06/15/11                                547,250    1,457,675   2,004,925
          -      455,000     455,000   L, S   CIT Group, Inc., 6.500%, due 02/07/06                     -      492,345     492,345
    151,000      417,000     568,000          CitiCorp Capital I, 7.933%, due 02/15/27            175,022      483,338     658,360
     56,000      441,000     497,000          Citigroup Capital II, 7.750%, due 12/01/36           64,773      510,087     574,860
     65,000       85,000     150,000    #     Corestates Capital Trust I, 8.000%, due 12/15/26     76,503      100,043     176,546
    277,000      816,000   1,093,000          Countrywide Home Loans, Inc., 4.000%, due
                                              03/22/11                                            274,542      808,760   1,083,302
     10,000       15,000      25,000    @@    Eircom Funding, 8.250%, due 08/15/13                 11,200       16,800      28,000
     85,000      229,000     314,000   #, L   Farmers Exchange Capital, 7.050%, due 07/15/28       86,437      232,873     319,310
    315,000    1,175,000   1,490,000    #     Farmers Exchange Capital, 7.200%, due 07/15/48      313,519    1,169,475   1,482,994
    154,000      454,000     608,000          General Motors Acceptance Corp., 8.000%, due
                                              11/01/31                                            170,958      503,994     674,952
          -      745,000     745,000    S     Goldman Sachs Group, Inc., 1.290%, due 08/18/06           -      747,085     747,085
      2,231        4,718       6,949    #     Hollinger Participation Trust, 12.125%, due
                                              11/15/10                                              2,585        5,467       8,052
     62,000      600,000     662,000          JPM Capital Trust I, 7.540%, due 01/15/27            69,385      671,469     740,854
    601,000    1,767,000   2,368,000    #     Mangrove Bay Pass-Through Trust, 6.102%, due
                                              07/15/33                                            627,793    1,845,773   2,473,566
          -      743,000     743,000    S     Merrill Lynch & Co., Inc., 1.370%, due 06/06/06           -      745,322     745,322
          -      408,000     408,000   L, S   Merrill Lynch & Co., Inc., 6.150%, due 01/26/06           -      441,184     441,184
          -      743,000     743,000    S     Morgan Stanley Group, Inc., 1.390%, due 03/27/06          -      745,773     745,773
    305,000      898,000   1,203,000          Morgan Stanley, 4.750%, due 04/01/14                300,588      885,010   1,185,598
    141,000      361,000     502,000          Nexstar Finance LLC/Nexstar Finance, Inc.,
                                              12.000%, due 04/01/08                               159,330      407,930     567,260
    310,000      680,000     990,000  #, @@   PF Export Receivables Master Trust, 3.748%, due
                                              06/01/13                                            309,462      678,820     988,282
    393,469    1,154,545   1,548,015  #, @@   PF Export Receivables Master Trust, 6.436%, due
                                              06/01/15                                            405,074    1,188,599   1,593,673
      5,000       10,000      15,000          Universal City Development Partners, 11.750%,
                                              due 04/01/10                                          5,844       11,688      17,532
    150,000      315,000     465,000    #     Wachovia Capital Trust V, 7.965%, due 06/01/27      179,221      376,363     555,584
                                                                                                --------- ------------ -----------
                                                                                                4,197,754   16,219,132  20,416,886
                                                                                                --------- ------------ -----------
                                              ELECTRIC: 4.8%
    269,000      788,000   1,057,000 #, L, @@ AES Gener SA, 7.500%, due 03/25/14                  275,187      806,124   1,081,311

737,418  2,155,910  2,893,328     #     Allegheny Energy Supply Statutory Trust 2001,
                                        10.250%, due 11/15/07                                 807,473   2,360,721   3,168,194
 77,830    227,543    305,373     #     Allegheny Energy Supply Statutory Trust 2001,
                                        13.000%, due 11/15/07                                  80,165     234,369     314,534
180,000    360,000    540,000           Consumers Energy Co., 4.250%, due 04/15/08            185,568     371,137     556,705
258,000    667,000    925,000           Consumers Energy Co., 4.800%, due 02/17/09            269,926     697,832     967,758
216,000    633,000    849,000   L, @@   Empresa Nacional de Electricidad SA/Chile,
                                        7.750%, due 07/15/08                                  238,904     700,123     939,027
859,000  2,517,000  3,376,000    @@     Empresa Nacional de Electricidad SA/Chile,
                                        8.350%, due 08/01/13                                  971,121   2,845,531   3,816,652
126,000    366,000    492,000           Enserch Capital I, 2.505%, due 07/01/28               112,094     325,605     437,699
384,000  1,085,000  1,469,000           Enterprise Capital Trust II, 2.330%, due 06/30/28     354,891   1,002,752   1,357,643
492,000  1,293,000  1,785,000           FirstEnergy Corp., 7.375%, due 11/15/31               550,488   1,446,709   1,997,197
770,000  2,174,000  2,944,000     #     Indianapolis Power & Light, 6.600%, due 01/01/34      821,109   2,318,299   3,139,408
540,000  1,585,000  2,125,000           Ohio Power Co., 6.375%, due 07/15/33                  568,642   1,669,070   2,237,712
911,000  2,676,000  3,587,000     #     PG&E Corp., 6.875%, due 07/15/08                      998,684   2,933,565   3,932,249
 75,956    172,866    248,822  #, L, S  Power Contract Financing LLC, 5.200%, due 02/01/06    77,598     176,601     254,199
539,000  1,630,000  2,169,000     #     Power Contract Financing LLC, 6.256%, due 02/01/10    575,427   1,740,160   2,315,587
 83,850    236,701    320,551           PPL Montana LLC, 8.903%, due 07/02/20                  92,287     260,519     352,806
                                                                                            ---------------------------------
                                                                                            6,979,564  19,889,117  26,868,681
                                                                                            ---------------------------------

                                        ENTERTAINMENT: 0.0%
 56,000    163,000    219,000     L     Cinemark USA, Inc., 9.000%, due 02/01/13               61,180     178,077     239,257
                                                                                            ---------------------------------
                                                                                               61,180     178,077     239,257
                                                                                            ---------------------------------

                                        ENVIRONMENTAL CONTROL: 0.2%
314,000    799,000  1,113,000     S     Allied Waste North America, 7.625%, due 01/01/06      335,980     854,930   1,190,910
                                                                                            ---------------------------------
                                                                                              335,980     854,930   1,190,910
                                                                                            ---------------------------------

                                        FOOD: 1.2%
191,000    562,000    753,000           Kroger Co., 7.250%, due 06/01/09                      221,602     652,044     873,646
338,000    992,000  1,330,000           Safeway, Inc., 4.800%, due 07/16/07                   358,108   1,051,015   1,409,123
233,000    679,000    912,000     L     Supervalu, Inc., 7.875%, due 08/01/09                 277,078     807,451   1,084,529
447,000  1,314,000  1,761,000     S     Tyson Foods, Inc., 7.250%, due 10/01/06               488,673   1,436,503   1,925,176
329,000    964,000  1,293,000   L, S    Tyson Foods, Inc., 8.250%, due 10/01/11               392,796   1,150,927   1,543,723
                                                                                            ---------------------------------
                                                                                            1,738,257   5,097,940   6,836,197
                                                                                            ---------------------------------

                                        FOREST PRODUCTS AND PAPER: 0.5%
260,000    665,000    925,000   S, @@   Abitibi-Consolidated, Inc., 6.950%, due 12/15/06      271,794     695,166     966,960
145,000    374,000    519,000    @@     Abitibi-Consolidated, Inc., 6.950%, due 10/15/07      149,640     385,968     535,608
229,000    581,000    810,000           Georgia-Pacific Corp., 8.875%, due 02/01/10           268,502     681,223     949,725
            60,000     60,000     L     Georgia-Pacific Corp., 9.375%, due 02/01/13                 -      70,950      70,950
                                                                                            ---------------------------------
                                                                                              689,936   1,833,307   2,523,243
                                                                                            ---------------------------------

                                        HOME BUILDERS: 0.1%
 77,000    229,000    306,000           Technical Olympic USA, Inc., 9.000%, due 07/01/10      84,123     250,182     334,305
 28,000     73,000    101,000           Technical Olympic USA, Inc., 10.375%, due 07/01/12     31,710      82,672     114,382
                                                                                            ---------------------------------
                                                                                              115,833     332,854     448,687
                                                                                            ---------------------------------

                                        INSURANCE: 1.0%
387,000    949,000  1,336,000   #, L    Farmers Insurance Exchange, 8.625%, due 05/01/24      456,706   1,119,934   1,576,640
265,000    778,000  1,043,000     #     Monumental Global Funding II, 3.850%, due 03/03/08    273,364     802,556   1,075,920
638,000  1,871,000  2,509,000   #, L    Zurich Capital Trust I, 8.376%, due 06/01/37          741,491   2,174,499   2,915,990
                                                                                            ---------------------------------
                                                                                            1,471,561   4,096,989   5,568,550
                                                                                            ---------------------------------

                                        LEISURE TIME: 0.2%
190,000    558,000    748,000   L, @@   Royal Caribbean Cruises Ltd., 7.000%, due 10/15/07    206,150     605,430     811,580
                                                                                            ---------------------------------
                                                                                              206,150     605,430     811,580
                                                                                            ---------------------------------

                                        LODGING: 0.7%
303,000    874,000  1,177,000     S     Caesars Entertainment, Inc., 9.375%, due 02/15/07     342,390     987,620   1,330,010
157,000    460,000    617,000           Hilton Hotels Corp., 7.625%, due 05/15/08             177,017     518,650     695,667

  204,000    597,000    801,000            Mandalay Resort Group, 10.250%, due 08/01/07            241,230     705,952     947,182
  121,000    357,000    478,000      L     MGM Mirage, 6.000%, due 10/01/09                        127,655     376,635     504,290
  173,000    509,000    682,000      #     Station Casinos, Inc., 6.000%, due 04/01/12             179,920     529,360     709,280
                                                                                                 ---------------------------------
                                                                                                 1,068,212   3,118,217   4,186,429
                                                                                                 ---------------------------------

                                           MEDIA: 0.7%
  118,000    345,000    463,000      L     CSC Holdings, Inc., 7.875%, due 12/15/07                127,440     372,600     500,040
  112,000    286,000    398,000            DirecTV Holdings LLC, 8.375%, due 03/15/13              128,240     327,470     455,710
  122,000    359,000    481,000      #     Echostar DBS Corp., 4.405%, due 10/01/08                127,490     375,155     502,645
  111,000    311,000    422,000      #     Echostar DBS Corp., 5.750%, due 10/01/08                115,162     322,662     437,824
  197,000    576,000    773,000            Historic TW, Inc., 6.950%, due 01/15/28                 214,266     626,485     840,751
  114,000    291,000    405,000            Spanish Broadcasting System, 9.625%, due 11/01/09       121,268     309,551     430,819
  139,000    379,000    518,000      L     Time Warner, Inc., 6.875%, due 05/01/12                 159,319     434,403     593,722
   95,000    251,000    346,000            Young Broadcasting, Inc., 8.500%, due 12/15/08          103,075     272,335     375,410
                                                                                                 ---------------------------------
                                                                                                 1,096,260   3,040,661   4,136,921
                                                                                                 ---------------------------------

                                           MINING: 0.8%
  150,000    441,000    591,000    #, @@   Corp Nacional del Cobre de Chile - CODELCO,
                                           6.375%, due 11/30/12                                    167,886     493,586     661,472
  482,000  1,412,000  1,894,000    L, @@   Vale Overseas Ltd., 8.250%, due 01/17/34                443,440   1,299,040   1,742,480
  418,000  1,216,000  1,634,000    S, @@   Vale Overseas Ltd., 8.625%, due 03/08/07                468,160   1,361,920   1,830,080
                                                                                                 ---------------------------------
                                                                                                 1,079,486   3,154,546   4,234,032
                                                                                                 ---------------------------------

                                           MISCELLANEOUS MANUFACTURING: 0.3%
  464,000  1,360,000  1,824,000      L     General Electric Co., 5.000%, due 02/01/13              486,711   1,426,567   1,913,278
        -      5,000      5,000      L     SPX Corp., 7.500%, due 01/01/13                               -       5,425       5,425
                                                                                                 ---------------------------------
                                                                                                   486,711   1,431,992   1,918,703
                                                                                                 ---------------------------------

                                           MULTI-NATIONAL: 0.6%
  452,000  1,341,000  1,793,000     @@     Corp Andina de Fomento CAF, 5.200%, due 05/21/13        464,000   1,376,601   1,840,601
  403,000  1,170,000  1,573,000    S, @@   Corp Andina de Fomento CAF, 6.875%, due 03/15/12        463,537   1,345,754   1,809,291
                                                                                                 ---------------------------------
                                                                                                   927,537   2,722,355   3,649,892
                                                                                                 ---------------------------------

                                           OIL AND GAS: 2.4%
  261,000    783,000  1,044,000            Amerada Hess Corp., 6.650%, due 08/15/11                288,812     866,437   1,155,249
  367,000  1,093,000  1,460,000            Amerada Hess Corp., 7.875%, due 10/01/29                416,654   1,240,880   1,657,534
  184,000    537,000    721,000            Chesapeake Energy Corp., 9.000%, due 08/15/12           213,670     623,591     837,261
  349,000  1,022,000  1,371,000  #, L, @@  Empresa Nacional de Petroleo ENAP, 4.875%,
                                           due 03/15/14                                            345,442   1,011,582   1,357,024
    5,000     15,000     20,000            Energy Partners Ltd., 8.750%, due 08/01/10                5,375      16,125      21,500
1,059,000  3,090,000  4,149,000     @@     Husky Oil Co., 8.900%, due 08/15/28                   1,253,046   3,656,196   4,909,242
  328,000    981,000  1,309,000            Pemex Project Funding Master Trust, 7.375%,
                                           due 12/15/14                                            366,540   1,096,267   1,462,807
  224,000    660,000    884,000            Valero Energy Corp., 6.875%, due 04/15/12               258,246     760,905   1,019,151
  216,000    635,000    851,000            Valero Energy Corp., 8.750%, due 06/15/30               286,684     842,797   1,129,481
                                                                                                 ---------------------------------
                                                                                                 3,434,469  10,114,780  13,549,249
                                                                                                 ---------------------------------

                                           PACKAGING AND CONTAINERS:0.8%
  143,000    363,000    506,000     @@     Crown European Holdings SA, 10.875%, due 03/01/13       167,310     424,710     592,020
        -     50,000     50,000            Greif, Inc., 8.875%, due 08/01/12                             -      54,750      54,750
  345,000  1,001,000  1,346,000      L     Owens-Brockway, 8.875%, due 02/15/09                    374,325   1,086,085   1,460,410
  137,000    497,000    634,000      #     Sealed Air Corp., 5.375%, due 04/15/08                  146,810     532,589     679,399
  435,000  1,182,000  1,617,000      #     Sealed Air Corp., 6.950%, due 05/15/09                  501,675   1,363,171   1,864,846
                                                                                                 ---------------------------------
                                                                                                 1,190,120   3,461,305   4,651,425
                                                                                                 ---------------------------------

                                           PIPELINES: 0.3%
        -     18,000     18,000            GulfTerra Energy Partners LP/GulfTerra Energy
                                           Finance Corp., 10.625%, due 12/01/12                          -      22,680      22,680
   25,000     45,000     70,000            Southern Natural Gas Co., 7.350%, due 02/15/31           24,125      43,425      67,550
        -     20,000     20,000            Transcontinental Gas Pipe LN, 8.875%, due 07/15/12            -      23,800      23,800
  409,000  1,174,000  1,583,000    #, S    Williams Gas Pipelines Central, Inc., 7.375%,
                                           due 11/15/06                                            452,456   1,298,738   1,751,194
                                                                                                 ---------------------------------
                                                                                                   476,581   1,388,643   1,865,224
                                                                                                 ---------------------------------

                                         REAL ESTATE: 1.2%
  361,000  1,063,000  1,424,000          EOP Operating LP, 7.750%, due 11/15/07                    420,703    1,238,800    1,659,503
   50,000    200,000    250,000          Liberty Property LP, 6.375%, due 08/15/12                  55,828      223,312      279,140
        -    163,000    163,000     S    Liberty Property LP, 6.950%, due 12/01/06                       -      182,044      182,044
  329,000    811,000  1,140,000          Liberty Property LP, 7.750%, due 04/15/09                 392,279      966,984    1,359,263
  258,000    712,000    970,000          Simon Property Group LP, 4.875%, due 03/18/10             274,151      756,571    1,030,722
  499,000  1,515,000  2,014,000     L    Simon Property Group LP, 6.375%, due 11/15/07             561,356    1,704,317    2,265,673
                                                                                                ------------------------------------
                                                                                                 1,704,317    5,252,028    6,776,345
                                                                                                ------------------------------------

                                         RETAIL: 0.0%
   14,000     25,000     39,000     L    Dollar General Corp., 8.625%, due 06/15/10                 16,660       29,750       46,410
                                                                                                ------------------------------------
                                                                                                    16,660       29,750       46,410
                                                                                                ------------------------------------

                                         SAVINGS AND LOANS: 0.4%
  165,000    464,000    629,000          Great Western Financial, 8.206%, due 02/01/27             195,410      549,517      744,927
  420,000  1,230,000  1,650,000          Washington Mutual, Inc., 4.375%, due 01/15/08             439,439    1,286,928    1,726,367
                                                                                                ------------------------------------
                                                                                                   634,849    1,836,445    2,471,294
                                                                                                ------------------------------------

                                         TELECOMMUNICATIONS: 1.7%
   55,000    159,000    214,000     L    American Tower Corp., 9.375%, due 02/01/09                 58,300      168,540      226,840
   57,000    141,000    198,000     #    American Towers, Inc., 7.250%, due 12/01/11                58,567      144,877      203,444
  460,000  1,354,000  1,814,000          AT&T Corp., 8.050%, due 11/15/11                          538,693    1,585,631    2,124,324
  122,000    359,000    481,000     L    Nextel Communications, Inc., 7.375%, due 08/01/15         132,675      390,413      523,088
  109,000    288,000    397,000     L    Nextel Communications, Inc., 9.375%, due 11/15/09         119,083      314,640      433,723
   48,000    168,000    216,000   #, S   Qwest Corp., 9.125%, due 03/15/12                          54,720      191,520      246,240
  122,000    357,000    479,000   #, L   Qwest Services Corp., 13.500%, due 12/15/10               142,435      416,797      559,232
  373,000  1,091,000  1,464,000     S    Sprint Capital Corp., 6.000%, due 01/15/07                405,564    1,186,248    1,591,812
  301,000    884,000  1,185,000          Sprint Capital Corp., 6.875%, due 11/15/28                313,716      921,346    1,235,062
  303,000    962,000  1,265,000     L    Verizon Florida, Inc., 6.125%, due 01/15/13               331,026    1,050,980    1,382,006
  280,000    740,000  1,020,000          Verizon Virginia, Inc., 4.625%, due 03/15/13              278,292      735,485    1,013,777
                                                                                                ------------------------------------
                                                                                                 2,433,071    7,106,477    9,539,548
                                                                                                ------------------------------------

                                         Total Corporate Bonds/Notes (Cost $41,732,444,
                                         $125,965,712, $167,698,156)                            43,264,002  129,229,045  172,493,047
                                                                                                ------------------------------------



     COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED SECURITIES: 26.6%


                                         AGENCY: 0.3%
        -  1,364,144  1,364,144          Vendee Mortgage Trust, 5.845%, due 09/15/23                   -      1,402,754    1,402,754
                                                                                                ------------------------------------
                                                                                                       -      1,402,754    1,402,754
                                                                                                ------------------------------------

                                         AUTOMOBILE: 1.0%
1,000,000  1,500,000  2,500,000          Capital Auto Receivables Asset Trust, 2.750%,
                                         due 04/16/07                                            1,017,636    1,526,454    2,544,090
        -    200,000    200,000          Capital One Auto Finance Trust, 3.180%, due 09/15/10            -      204,090      204,090
        -  1,300,000  1,300,000          Household Automotive Trust, 2.310%, due 04/17/08                -    1,312,501    1,312,501
  460,000    910,000  1,370,000          Nissan Auto Receivables Owner Trust, 2.610%,
                                         due 07/15/08                                              466,178      922,221    1,388,399
        -    200,000    200,000          USAA Auto Owner Trust, 2.040%, due 02/16/10                     -      200,287      200,287
                                                                                                ------------------------------------
                                                                                                 1,483,814    4,165,553    5,649,367
                                                                                                ------------------------------------

                                         COMMERCIAL: 5.1%
  780,000  1,170,000  1,950,000          Chase Manhattan Bank-First Union National Bank,
                                         7.439%, due 08/15/31                                      923,155    1,384,733    2,307,888
  460,000    950,000  1,410,000          CS First Boston Mortgage Securities Corp., 3.382%,
                                         due 05/15/38                                              453,188      935,932    1,389,120
  385,338    688,792  1,074,131          CS First Boston Mortgage Securities Corp., 3.727%,
                                         due 03/15/35                                              390,933      698,792    1,089,725
        -    688,000    688,000          DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32             -      810,469      810,469

  500,000           -     500,000            First Union National Bank-Bank of America
                                             Commercial Mortgage Trust, 6.136%, due 03/15/33       562,333           -     562,333
        -   1,050,000   1,050,000            GE Capital Commercial Mortgage Corp., 5.994%,
                                             due 12/10/35                                                -   1,170,457   1,170,457
  700,000           -     700,000            GE Capital Commercial Mortgage Corp., 6.531%,
                                             due 05/15/33                                          806,423           -     806,423
  310,000     645,000     955,000            JP Morgan Chase Commercial Mortgage Securities
                                             Corp., 5.161%, due 10/12/37                           329,319     685,195   1,014,514
  650,000   1,350,000   2,000,000            JP Morgan Chase Commercial Mortgage Securities
                                             Corp., 6.162%, due 05/12/34                           736,257   1,529,148   2,265,405
1,180,000   1,780,000   2,960,000            JP Morgan Chase Commercial Mortgage Securities
                                             Corp., 6.244%, due 04/15/35                         1,318,452   1,988,852   3,307,304
  890,000   1,330,000   2,220,000            LB-UBS Commercial Mortgage Trust, 4.659%,
                                             due 12/15/26                                          930,935   1,391,172   2,322,107
  550,000   1,040,000   1,590,000            LB-UBS Commercial Mortgage Trust, 6.226%,
                                             due 03/15/26                                          619,584   1,171,576   1,791,160
  400,000           -     400,000            LB-UBS Commercial Mortgage Trust, 7.370%,
                                             due 08/15/26                                          476,883           -     476,883
        -     400,000     400,000            Morgan Stanley Capital I, 7.020%, due 03/15/32              -     465,725     465,725
1,180,000   1,780,000   2,960,000            Mortgage Capital Funding, Inc., 6.663%,
                                             due 03/18/30                                        1,328,179   2,003,525   3,331,704
  229,901   3,956,205   4,186,105            Prudential Commercial Mortgage Trust, 3.669%,
                                             due 02/11/36                                          232,744   4,005,133   4,237,877
        -     400,000     400,000            Salomon Brothers Mortgage Securities VII, 7.520%,
                                             due 12/18/09                                                -     474,469     474,469
        -     750,000     750,000            Wachovia Bank Commercial Mortgage Trust, 3.989%,
                                             due 06/15/35                                                -     733,773     733,773
                                                                                                 ---------------------------------
                                                                                                 9,108,385  19,448,951  28,557,336
                                                                                                 ---------------------------------

                                             CREDIT CARD: 0.8%
        -     560,000     560,000            Bank One Issuance Trust, 4.540%, due 09/15/10               -     585,097     585,097
        -     530,000     530,000            Capital One Master Trust, 4.900%, due 03/15/10              -     569,420     569,420
  950,000   1,335,000   2,285,000            Citibank Credit Card Issuance Trust, 5.650%,
                                             due 06/16/08                                        1,025,040   1,440,451   2,465,491
  370,000     650,000   1,020,000      L     Fleet Credit Card Master Trust II, 2.400%,
                                             due 07/15/08                                          374,385     657,704   1,032,089
                                                                                                 ---------------------------------
                                                                                                 1,399,425   3,252,672   4,652,097
                                                                                                 ---------------------------------

                                             HOME EQUITY: 3.8%
        -     968,160     968,160      L     Ameriquest Mortgage Securities, Inc., 1.390%,
                                             due 02/25/34                                                -     970,373     970,373
        -   1,500,000   1,500,000            Argent Securities, Inc., 1.410%, due 03/25/34               -   1,502,520   1,502,520
  275,000     800,000   1,075,000     XX     Asset Backed Funding Certificates, 1.380%,
                                             due 11/25/33                                          275,000     800,000   1,075,000
  974,815           -     974,815     XX     Bayview Financial Acquisition Trust, 1.600%,
                                             due 12/28/34                                          976,605           -     976,605
1,094,390     523,530   1,617,919            Centex Home Equity, 1.370%, due 01/25/34            1,096,568     524,572   1,621,140
        -   2,532,669   2,532,669            EQCC Trust, 1.390%, due 11/25/31                            -   2,540,960   2,540,960
   70,000     975,000   1,045,000            Equity One ABS, Inc., 2.976%, due 09/25/33             70,931     987,967   1,058,898
  715,613           -     715,613            Merrill Lynch Mortgage Investors, Inc., 1.450%,
                                             due 07/25/34                                          718,342           -     718,342
        -     822,398     822,398            New Century Home Equity Loan Trust, 1.370%,
                                             due 07/25/30                                                -     823,975     823,975
        -   1,395,018   1,395,018            New Century Home Equity Loan Trust, 1.380%,
                                             due 06/20/31                                                -   1,397,980   1,397,980
        -     622,499     622,499            Residential Asset Securities Corp., 1.320%,
                                             due 09/25/31                                                -     623,710     623,710
1,280,000   1,939,000   3,219,000            Residential Asset Securities Corp., 1.370%,
                                             due 02/25/34                                        1,280,799   1,940,211   3,221,010
        -   1,000,976   1,000,976            Residential Asset Securities Corp., 1.390%,
                                             due 06/25/32                                                -   1,004,697   1,004,697
  953,470           -     953,470            Residential Asset Securities Corp., 1.400%,
                                             due 12/25/33                                          956,644           -     956,644
  274,000     488,000     762,000            Residential Funding Mortgage Securities II,
                                             3.450%, due 01/25/16                                  279,948     498,593     778,541
  800,000   1,500,000   2,300,000            Saxon Asset Securities Trust, 3.960%, due 06/25/33    814,112   1,526,460   2,340,572
                                                                                                 ---------------------------------
                                                                                                 6,468,949  15,142,018  21,610,967
                                                                                                 ---------------------------------

                                             OTHER ASSET BACKED SECURITIES: 0.2%
  346,103           -     346,103     XX     Amortizing Residential Collateral Trust, 1.340%,
                                             due 05/25/32                                          345,887           -     345,887
  250,000           -     250,000            Chase Funding Mortgage Loan Asset-Backed
                                             Certificates, 1.390%, due 07/25/33                    250,995           -     250,995
   25,000           -      25,000            Chase Funding Mortgage Loan Asset-Backed
                                             Certificates, 2.734%, due 09/25/24                     25,165           -      25,165
   15,000           -      15,000            Chase Funding Mortgage Loan Asset-Backed
                                             Certificates, 4.045%, due 05/25/33                     15,291           -      15,291
        -      72,194      72,194  ##, S, @@ Garanti Trade Payment Rights Master Trust,
                                             10.810%, due 06/15/04                                       -      72,662      72,662
  252,201           -     252,201            Residential Asset Mortgage Products, Inc.,
                                             1.400%, due 06/25/33                                  252,292           -     252,292
  355,000           -     355,000            Residential Asset Mortgage Products, Inc.,
                                             2.140%, due 02/25/30                                  346,792           -     346,792
                                                                                                 ---------------------------------
                                                                                                 1,236,422      72,662   1,309,084
                                                                                                 ---------------------------------

                                             WHOLE LOAN COLLATERALIZED MORTGAGE OBLIGATIONS:
                                             13.3%
        -     827,146     827,146            ABN Amro Mortgage Corp., 1.590%, due 03/25/18               -     829,096     829,096
        -     419,182     419,182            ABN Amro Mortgage Corp., 6.500%, due 02/25/32               -     426,129     426,129

  913,070   1,393,633   2,306,703            Bank of America Alternative Loan Trust, 1.540%,
                                             due 12/25/33                                        912,598    1,392,912     2,305,510
  690,725   1,381,449   2,072,174            Bank of America Alternative Loan Trust, 5.500%,
                                             due 02/25/33                                        710,735    1,421,470     2,132,205
1,060,438           -   1,060,438            Bank of America Mortgage Securities, 1.540%,
                                             due 12/25/33                                      1,061,734            -     1,061,734
  396,772     495,965     892,737            Bank of America Mortgage Securities, 4.413%,
                                             due 03/25/33                                        405,284      506,605       911,889
        -     134,512     134,512            Bank of America Mortgage Securities, 5.242%,
                                             due 02/25/32                                              -      136,145       136,145
  373,041     891,422   1,264,463            Bank of America Mortgage Securities, 5.500%,
                                             due 11/25/33                                        386,318      923,149     1,309,467
        -     487,664     487,664            Bank of America Mortgage Securities, 6.500%,
                                             due 01/25/32                                              -      494,805       494,805
        -     243,832     243,832            Bank of America Mortgage Securities, 6.500%,
                                             due 01/25/32                                              -      247,403       247,403
1,261,745   4,546,133   5,807,878            Bear Stearns Asset Backed Securities, Inc.,
                                             5.625%, due 11/25/32                              1,279,903    4,611,558     5,891,461
        -     847,561     847,561            CitiCorp Mortgage Securities, Inc., 1.540%,
                                             due 03/25/33                                              -      848,144       848,144
  623,869           -     623,869            CitiCorp Mortgage Securities, Inc., 1.590%,
                                             due 10/25/33                                        623,049            -       623,049
        -      54,186      54,186            CitiCorp Mortgage Securities, Inc., 6.250%,
                                             due 11/25/16                                              -       56,311        56,311
  388,213           -     388,213            Countrywide Alternative Loan Trust, 1.490%,
                                             due 07/25/18                                        388,561            -       388,561
        -   3,132,485   3,132,485            Countrywide Alternative Loan Trust, 1.640%,
                                             due 04/25/33                                              -    3,138,915     3,138,915
        -   5,146,817   5,146,817            Countrywide Home Loans, Inc., 1.490%,
                                             due 08/25/18                                              -    5,142,241     5,142,241
        -   1,158,408   1,158,408            Countrywide Home Loans, Inc., 1.590%,
                                             due 04/25/18                                              -    1,161,941     1,161,941
1,540,000   3,610,000   5,150,000            CS First Boston Mortgage Securities Corp.,
                                             4.187%, due 10/25/33                              1,576,844    3,696,368     5,273,212
  982,000   3,000,000   3,982,000            GMAC Mortgage Corp. Loan Trust, 5.500%,
                                             due 01/25/34                                      1,029,955    3,146,503     4,176,458
        -     158,667     158,667            GSR Mortgage Loan Trust, 1.790%, due 07/25/32             -      158,889       158,889
  839,853   1,679,706   2,519,559            MASTR Alternative Loans Trust, 6.500%,
                                             due 05/25/33                                        875,701    1,751,401     2,627,102
  514,312           -     514,312            MASTR Asset Securitization Trust, 1.540%,
                                             due 11/25/33                                        512,647            -       512,647
  322,078     721,375   1,043,452            MASTR Asset Securitization Trust, 8.000%,
                                             due 06/25/33                                        338,497      758,150     1,096,647
1,454,832           -   1,454,832            MLCC Mortgage Investors, Inc., 1.410%,
                                             due 01/25/29                                      1,456,784            -     1,456,784
        -   4,000,821   4,000,821            MLCC Mortgage Investors, Inc., 1.410%,
                                             due 10/25/33                                              -    4,003,164     4,003,164
  804,086           -     804,086            Residential Accredit Loans, Inc., 1.540%,
                                             due 03/25/18                                        802,675            -       802,675
        -     307,097     307,097            Residential Accredit Loans, Inc., 7.750%,
                                             due 05/25/27                                              -      306,900       306,900
        -   8,201,322   8,201,322            Residential Funding Mortgage Sec I, 1.540%,
                                             due 11/25/18                                              -    8,216,952     8,216,952
        -     950,556     950,556            Sequoia Mortgage Trust, 1.401%, due 11/20/33              -      949,413       949,413
1,200,000   2,100,000   3,300,000            Structured Asset Securities Corp., 6.000%,
                                             due 03/25/34                                      1,255,281    2,196,741     3,452,022
1,742,996     276,128   2,019,124     XX     Thornburg Mortgage Securities Trust, 1.440%,
                                             due 12/25/33                                      1,742,996      276,128     2,019,124
        -   1,860,752   1,860,752            Washington Mutual MSC Mortgage Pass-Through
                                             CTFS, 1.590%, due 01/25/18                                -    1,863,445     1,863,445
        -   2,059,826   2,059,826            Washington Mutual MSC Mortgage Pass-Through
                                             CTFS, 1.690%, due 03/25/33                                -    2,063,946     2,063,946
1,430,917   4,292,752   5,723,669            Washington Mutual, 5.000%, due 06/25/18           1,486,594    4,459,781     5,946,375
        -     951,536     951,536            Wells Fargo Mortgage Backed Securities Trust,
                                             1.590%, due 02/25/34                                      -      949,964       949,964
  700,000   1,460,000   2,160,000            Wells Fargo Mortgage Backed Securities Trust,
                                             4.500%, due 08/25/18                                682,725    1,423,970     2,106,695
                                                                                              -------------------------------------
                                                                                              17,528,881   57,558,539    75,087,420
                                                                                              -------------------------------------

                                             WHOLE LOAN COLLATERALIZED PLANNED AMORTIZATION
                                             CLASS: 2.1%
        -     281,356     281,356            Countrywide Alternative Loan Trust, 1.490%,
                                             due 02/25/33                                              -      281,575       281,575
1,108,287           -   1,108,287            GSR Mortgage Loan Trust, 1.490%, due 10/25/32     1,107,356            -     1,107,356
  302,107     929,560   1,231,667            MASTR Alternative Loans Trust, 1.490%,
                                             due 11/25/33                                        302,378      930,395     1,232,773
  880,033   1,969,638   2,849,672            MASTR Alternative Loans Trust, 8.500%,
                                             due 05/25/33                                        909,171    2,034,852     2,944,023
        -   1,381,898   1,381,898            Residential Funding Mortgage Sec I, 1.490%,
                                             due 11/25/17                                              -    1,382,553     1,382,553
  883,000   2,067,000   2,950,000            Residential Funding Securities Corp., 4.750%,
                                             due 02/25/33                                        900,805    2,108,679     3,009,484
  264,561     594,540     859,101            Residential Funding Securities Corp., 8.500%,
                                             due 05/25/33                                        300,991      676,410       977,401
        -     997,297     997,297     XX     Washington Mutual, 1.490%, due 03/25/34                   -      996,674       996,674
                                                                                              -------------------------------------
                                                                                               3,520,701    8,411,138    11,931,839
                                                                                              -------------------------------------

                                             Total Collateralized Mortgage Obligations and
                                             Asset-Backed Securities (Cost $40,191,025,
                                             $108,637,756, $148,828,781)                      40,746,577  109,454,287   150,200,864
                                                                                              -------------------------------------

                    U.S. GOVERNMENT AGENCY OBLIGATIONS: 35.9%

                                             FEDERAL HOME LOAN MORTGAGE CORPORATION: 11.8%
        -   1,819,478   1,819,478            1.220%, due 05/25/31                                      -    1,820,105     1,820,105
        -   1,255,370   1,255,370            1.230%, due 04/25/30                                      -    1,255,934     1,255,934
        -     660,249     660,249            1.240%, due 01/25/32                                      -      661,041       661,041

        -   1,486,422   1,486,422       1.440%, due 02/15/32                                     -    1,490,046   1,490,046
2,404,995           -   2,404,995       1.740%, due 04/15/32                             2,419,810            -   2,419,810
2,740,000   8,130,000  10,870,000       2.700%, due 03/16/07                             2,770,047    8,219,154  10,989,201
1,350,000   3,810,000   5,160,000       2.750%, due 02/09/07                             1,356,742    3,829,027   5,185,769
        -   1,885,000   1,885,000       2.875%, due 09/15/05                                     -    1,923,756   1,923,756
  655,000           -     655,000       4.250%, due 06/15/05                               678,339            -     678,339
  681,009   1,728,122   2,409,131       4.397%, due 11/01/33                               707,994    1,796,598   2,504,592
  311,000   3,482,000   3,793,000       4.500%, due 04/01/14                               315,375    3,530,982   3,846,357
        -   2,000,000   2,000,000  W    5.500%, due 04/15/19                                     -    2,084,376   2,084,376
        -   8,140,000   8,140,000  W    5.500%, due 04/01/33                                     -    8,343,500   8,343,500
  615,000   1,750,000   2,365,000  L    5.875%, due 03/21/11                               686,263    1,952,779   2,639,042
  919,000   2,297,000   3,216,000       6.000%, due 01/15/28                               963,002    2,406,982   3,369,984
  910,065   2,651,177   3,561,241       6.000%, due 01/15/29                               960,938    2,799,381   3,760,319
  577,000   1,600,000   2,177,000       6.000%, due 01/15/29                               613,102    1,700,108   2,313,210
  803,800   2,254,726   3,058,526       6.000%, due 01/15/29                               846,154    2,373,533   3,219,687
  190,000           -     190,000  W    6.000%, due 05/01/33                               197,184            -     197,184
        -           -           -  W    6.500%, due 04/01/31                                     -            -           -
  310,000   7,155,000   7,465,000  W    6.500%, due 05/15/34                               325,500    7,512,750   7,838,250
   24,242           -      24,242       7.500%, due 11/01/28                                26,135            -      26,135
                                                                                        -----------------------------------
                                                                                        12,866,585   53,700,052  66,566,637
                                                                                        -----------------------------------

                                        FEDERAL NATIONAL MORTGAGE ASSOCIATION: 23.3%
        -     339,949     339,949       1.290%, due 11/26/32                                     -      338,824     338,824
        -   1,034,332   1,034,332       1.494%, due 04/18/28                                     -    1,038,296   1,038,296
        -     451,630     451,630       1.540%, due 12/25/29                                     -      453,003     453,003
        -     903,962     903,962       1.640%, due 01/25/32                                     -      906,664     906,664
1,415,000   4,152,000   5,567,000  L    2.375%, due 04/13/06                             1,415,416    4,153,221   5,568,637
   70,000     975,000   1,045,000       2.859%, due 12/26/29                                70,880      987,258   1,058,138
1,445,000   3,905,000   5,350,000  L    2.875%, due 05/19/08                             1,433,842    3,874,846   5,308,688
2,059,000   6,052,000   8,111,000  L    3.250%, due 08/15/08                             2,092,265    6,149,776   8,242,041
  700,000   2,080,000   2,780,000  L    4.125%, due 04/15/14                               689,771    2,049,605   2,739,376
        -   3,000,000   3,000,000  W    4.500%, due 05/01/18                                     -    3,029,064   3,029,064
  678,000   1,509,000   2,187,000       4.750%, due 12/25/42                               690,600    1,537,044   2,227,644
3,555,000  11,010,000  14,565,000  W    5.000%, due 04/01/18                             3,654,984   11,319,656  14,974,640
4,610,000  16,551,000  21,161,000  W    5.000%, due 04/01/33                             4,631,612   16,628,591  21,260,203
1,902,000   5,595,000   7,497,000  L    5.250%, due 04/15/07                             2,067,923    6,083,085   8,151,008
  645,000   1,900,000   2,545,000       5.250%, due 08/01/12                               685,998    2,020,770   2,706,768
   39,545      74,695     114,240       5.500%, due 02/01/17                                41,245       77,908     119,153
        -   1,000,000   1,000,000  W    5.500%, due 04/15/19                                     -    1,041,875   1,041,875
2,890,000   5,283,000   8,173,000  W    5.500%, due 04/01/33                             2,961,348    5,413,427   8,374,775
   48,974      98,701     147,674       6.000%, due 08/01/16                                51,627      104,049     155,676
   12,737           -      12,737       6.000%, due 12/01/16                                13,427            -      13,427
  449,158           -     449,158       6.000%, due 03/01/17                               473,498            -     473,498
  748,796   3,369,582   4,118,377       6.000%, due 09/01/17                               789,463    3,552,584   4,342,047
  269,900           -     269,900  W    6.000%, due 04/01/18                               284,154            -     284,154
  918,216   2,030,670   2,948,886       6.000%, due 07/25/24                               957,060    2,116,574   3,073,634
    5,801           -       5,801       6.000%, due 07/01/29                                 6,055            -       6,055
1,000,600   2,592,524   3,593,124       6.000%, due 07/25/29                             1,054,429    2,731,993   3,786,422
  425,222   1,101,590   1,526,812       6.000%, due 07/25/29                               448,097    1,160,852   1,608,949
  600,734   1,622,699   2,223,432       6.000%, due 04/25/31                               631,039    1,704,559   2,335,598
4,219,000   6,970,000  11,189,000  W    6.000%, due 05/01/33                             4,383,803    7,242,262  11,626,065
        -   2,084,475   2,084,475       6.000%, due 08/01/33                                     -    2,176,454   2,176,454
        -      87,608      87,608       6.500%, due 07/01/29                                     -       92,123      92,123
  475,443           -     475,443       6.500%, due 08/01/29                               499,948            -     499,948
1,191,306           -   1,191,306       6.500%, due 04/01/30                             1,252,707            -   1,252,707
        -       6,731       6,731       6.500%, due 06/01/31                                     -        7,074       7,074
        -   1,830,791   1,830,791       6.500%, due 07/01/31                                     -    1,928,187   1,928,187
        -       5,631       5,631       6.500%, due 09/01/31                                     -        5,919       5,919

       -      29,210      29,210        6.500%, due 09/01/31                                     -        30,699       30,699
       -     685,967     685,967        6.500%, due 11/01/31                                     -       720,928      720,928
       -     389,963     389,963        6.500%, due 04/01/32                                     -       409,826      409,826
       -     133,057     133,057        6.500%, due 07/01/32                                     -       139,835      139,835
       -      29,077      29,077        6.500%, due 08/01/32                                     -        30,558       30,558
       -     200,735     200,735        6.500%, due 08/01/32                                     -       210,959      210,959
       -     136,038     136,038        6.500%, due 08/01/32                                     -       142,967      142,967
       -     430,729     430,729        6.500%, due 10/01/32                                     -       452,668      452,668
       -     326,511     326,511        6.500%, due 11/01/32                                     -       343,141      343,141
       -     360,547     360,547        6.500%, due 01/01/33                                     -       378,911      378,911
       -     332,577     332,577        6.500%, due 02/01/33                                     -       349,519      349,519
 411,608   1,280,559   1,692,167        6.500%, due 12/01/33                               432,577     1,345,795    1,778,372
       -   8,124,661   8,124,661   +    6.595%, due 02/17/29                                     -       891,557      891,557
       -      17,947      17,947        7.000%, due 09/01/28                                     -        19,072       19,072
  46,624           -      46,624        7.000%, due 01/01/30                                49,523             -       49,523
 242,320           -     242,320        7.000%, due 01/01/30                               257,238             -      257,238
       -      16,972      16,972        7.000%, due 03/01/30                                     -        18,027       18,027
 532,210           -     532,210        7.000%, due 06/01/31                               565,582             -      565,582
   9,040           -       9,040        7.500%, due 09/01/30                                 9,693             -        9,693
  34,173           -      34,173        7.500%, due 10/01/30                                36,641             -       36,641
  31,580           -      31,580        7.500%, due 10/01/30                                33,860             -       33,860
   9,602           -       9,602        7.500%, due 11/01/30                                10,296             -       10,296
  10,052           -      10,052        7.500%, due 05/01/31                                10,775             -       10,775
 266,644           -     266,644        7.500%, due 02/01/32                               285,995             -      285,995
 558,312           -     558,312        7.500%, due 06/25/32                               614,667             -      614,667
       -   1,079,426   1,079,426        7.500%, due 12/25/41                                     -     1,201,409    1,201,409
 714,272           -     714,272        7.500%, due 01/25/48                               783,324             -      783,324
                                                                                        -------------------------------------
                                                                                        34,371,362    96,611,414  130,982,776
                                                                                        -------------------------------------

                                        GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.8%
  27,605           -      27,605        4.375%, due 04/20/28                                28,139             -       28,139
 450,000   1,150,000   1,600,000   W    6.000%, due 04/15/34                               469,969     1,201,031    1,671,000
   9,114           -       9,114        6.500%, due 03/15/31                                 9,627             -        9,627
  78,208           -      78,208        6.500%, due 08/15/31                                82,607             -       82,607
 141,526           -     141,526        6.500%, due 10/15/31                               149,487             -      149,487
  81,176           -      81,176        6.500%, due 11/15/31                                85,742             -       85,742
  86,282           -      86,282        6.500%, due 07/15/32                                91,128             -       91,128
 610,225           -     610,225        6.500%, due 09/15/32                               644,502             -      644,502
 145,625           -     145,625        7.000%, due 04/15/26                               155,706             -      155,706
 106,748           -     106,748        7.000%, due 05/15/32                               113,727             -      113,727
       -   2,126,790   2,126,790   +    7.160%, due 06/16/31                                     -       265,350      265,350
 184,729           -     184,729        7.500%, due 12/15/22                               200,074             -      200,074
20490.53           -      20,491        7.500%, due 10/15/26                                22,101             -       22,101
 100,591           -     100,591        7.500%, due 07/15/29                               108,265             -      108,265
 1317.58           -       1,318        7.500%, due 11/15/30                                 1,417             -        1,417
58347.88           -      58,348        7.500%, due 11/20/30                                62,539             -       62,539
 106,457           -     106,457        7.500%, due 12/15/30                               114,530             -      114,530
 135,900           -     135,900        7.500%, due 12/15/31                               146,203             -      146,203
  85,693           -      85,693        7.500%, due 05/15/32                                92,177             -       92,177
 165,143           -     165,143        7.500%, due 05/15/32                               177,637             -      177,637
 262,824           -     262,824        8.000%, due 12/15/17                               288,828             -      288,828
       -     145,619     145,619        8.000%, due 01/20/31                                     -       158,152      158,152
                                                                                        -------------------------------------
                                                                                         3,044,405     1,624,533    4,668,938
                                                                                        -------------------------------------

                                        Total U.S. Government Agency Obligations (Cost
                                        $49,953,679, $151,433,521, $201,387,200)        50,282,352   151,935,999  202,218,351
                                                                                        -------------------------------------

                        U.S. TREASURY OBLIGATIONS: 12.3%


                                              U.S. TREASURY BONDS: 3.3%
1,575,000   3,620,000   5,195,000    L, S     0.000%, due 05/15/16                                  911,823   2,095,745   3,007,568
2,303,000   6,183,000   8,486,000    L, S     5.375%, due 02/15/31                                2,510,991   6,741,405   9,252,396
1,190,000   4,000,000   5,190,000    L, S     6.250%, due 08/15/23                                1,415,310   4,757,344   6,172,654
                                                                                                 ----------------------------------
                                                                                                  4,838,124  13,594,494  18,432,618
                                                                                                 ----------------------------------

                                              U.S. TREASURY NOTES: 9.0%
1,519,000   8,435,000   9,954,000    L, S     1.625%, due 02/28/06                                1,521,850   8,450,824   9,972,674
3,000,000  22,250,000  25,250,000    L, S     2.250%, due 07/31/04                                3,013,245  22,348,234  25,361,479
1,504,000   3,589,000   5,093,000    L, S     2.250%, due 02/15/07                                1,517,279   3,620,687   5,137,966
1,993,000   4,295,000   6,288,000    L, S     2.625%, due 03/15/09                                1,979,300   4,265,476   6,244,776
1,354,000   3,089,000   4,443,000    L, S     4.000%, due 02/15/14                                1,372,195   3,130,510   4,502,705
                                                                                                 ----------------------------------
                                                                                                  9,403,869  41,815,731  51,219,600
                                                                                                 ----------------------------------

                                              Total U.S. Treasury Obligations (Cost
                                              $14,118,399, $55,265,989, $69,384,388)             14,241,993  55,410,225  69,652,218
                                                                                                 ----------------------------------

                                OTHER BONDS: 4.2%


                                              SOVEREIGN: 4.2%
  253,000     571,000     824,000   **, @@    Argentina Bonos, 1.234%, due 08/03/12                 170,927     385,768     556,695
        -     819,000     819,000     @@      Brazilian Government International Bond, 2.063%,
                                              due 04/15/12                                                -     721,835     721,835
  321,000           -     321,000     @@      Brazilian Government International Bond, 2.188%,
                                              due 04/15/12                                          282,917           -     282,917
  223,000     740,000     963,000     @@      Brazilian Government International Bond, 10.000%,
                                              due 08/07/11                                          237,718     788,840   1,026,558
  231,000     692,000     923,000     @@      Brazilian Government International Bond, 11.000%,
                                              due 08/17/40                                          247,863     742,516     990,379
  125,000     373,000     498,000     @@      Bulgaria Government International Bond, 8.250%,
                                              due 01/15/15                                          153,701     458,643     612,344
  320,000     820,000   1,140,000    S, @@    Colombia Government International Bond, 10.000%,
                                              due 01/23/12                                          372,960     955,710   1,328,670
   98,000     238,000     336,000    L, @@    Colombia Government International Bond, 11.750%,
                                              due 02/25/20                                          125,930     305,830     431,760
  259,000     745,000   1,004,000     @@      Dominican Republic International Bond, 9.040%,
                                              due 01/23/13                                          188,483     541,988     730,471
  226,000     664,000     890,000     @@      Ecuador Government International Bond, 7.000%,
                                              due 08/15/30                                          201,987     593,450     795,437
  125,000     344,000     469,000     @@      El Salvador Government International Bond,
                                              7.750%, due 01/24/23                                  140,912     387,791     528,703
  343,000   1,008,000   1,351,000    L, @@    Mexico Government International Bond, 1.840%,
                                              due 01/13/09                                          346,773   1,019,088   1,365,861
  364,000   1,077,000   1,441,000     @@      Mexico Government International Bond, 6.625%,
                                              due 03/03/15                                          397,306   1,175,545   1,572,851
        -     520,025     520,025     @@      Panama Government International Bond, 1.937%,
                                              due 07/17/16                                                -     465,168     465,168
  207,323           -     207,323     @@      Panama Government International Bond, 2.000%,
                                              due 07/17/16                                          185,452           -     185,452
   30,000      68,000      98,000     @@      Panama Government International Bond, 9.375%,
                                              due 07/23/12                                           35,625      80,750     116,375
   81,000     239,000     320,000     @@      Panama Government International Bond, 9.375%,
                                              due 01/16/23                                           91,733     270,667     362,400
  255,000     817,000   1,072,000     @@      Peru Government International Bond, 4.500%,
                                              due 03/07/17                                          226,473     725,602     952,075
  318,000     948,000   1,266,000     @@      Philippine Government International Bond, 9.875%,
                                              due 01/15/19                                          330,720     985,920   1,316,640
  575,000   1,719,000   2,294,000     @@      Russia Government International Bond, 5.000%,
                                              due 03/31/30                                          577,300   1,725,876   2,303,176
  176,000     550,000     726,000     @@      Russia Government International Bond, 8.250%,
                                              due 03/31/10                                          200,239     625,748     825,987
   59,000     135,000     194,000     @@      Turkey Government International Bond, 9.500%,
                                              due 01/15/14                                           69,915     159,975     229,890
  394,000     937,000   1,331,000     @@      Turkey Government International Bond, 12.375%,
                                              due 06/15/09                                          508,999   1,210,487   1,719,486
  100,000     362,000     462,000    #, @@    Ukraine Government International Bond, 7.650%,
                                              due 06/11/13                                          104,750     379,195     483,945
  143,000     327,000     470,000    L, @@    Uruguay Government International Bond, 7.500%,
                                              due 03/15/15                                          124,053     283,673     407,726
  213,559     627,119     840,678  XX, S, @@  Uruguay Government International Bond, 10.500%,
                                              due 10/20/06                                          232,920     683,974     916,894
        -     571,410     571,410     @@      Venezuela Government International Bond, 2.125%,
                                              due 12/18/07                                                -     540,789     540,789
   87,000     249,000     336,000     @@      Venezuela Government International Bond, 10.750%,
                                              due 09/19/13                                           91,350     261,450     352,800
  319,000     964,000   1,283,000  #, L, @@   Venezuela Government International Bond, 10.750%,
                                              due 09/19/13                                          334,950   1,012,200   1,347,150
                                                                                                 ----------------------------------
                                                                                                  5,981,956  17,488,478  23,470,434
                                                                                                 ----------------------------------

                                              Total Other Bonds (Cost $5,412,031, $16,188,660,
                                              $21,600,691)                                        5,981,956  17,488,478  23,470,434
                                                                                                 ----------------------------------

                              PREFERRED STOCK: 0.5%


        SHARES
--------------------
                        BANKS
71   183  254  #, XX    DG Funding Trust - 03/26/2004                            770,350     1,985,550     2,755,900
                                                                             ---------------------------------------
                                                                                 770,350     1,985,550     2,755,900
                                                                             ---------------------------------------

                        Total Preferred Stock (Cost $772,055, $1,989,557,
                        $2,761,612)                                              770,350     1,985,550     2,755,900
                                                                             ---------------------------------------

                                         WARRANTS: 0.0%
                        TELECOMMUNICATIONS
 -    20   20   #       American Tower Corp., 0.000%, due 08/01/08                     -         2,850         2,850
                                                                             ---------------------------------------
                                                                                       -         2,850         2,850
                                                                             ---------------------------------------

                        Total Warrants (Cost $0, $1,502, $1,502)                       -         2,850         2,850
                                                                             ---------------------------------------

                        Total Long-Term Investments (Cost $152,179,633,
                        $459,482,697, $611,662,330)                          155,287,230   465,506,434   620,793,664
                                                                             ---------------------------------------


                          SHORT-TERM INVESTMENTS: 0.3%


             PRINCIPAL
---------------------------------------

$ 700,000  $        -  $   700,000  S
  300,000           -      300,000  S
  500,000           -      500,000  S
1,918,000           -    1,918,000

        -  25,248,000   25,248,000

COMMERCIAL PAPER: 0.3%
Royal Bank of Scotland, 1.410%, due 10/21/04                         701,183              -        701,183
Concord Minutmen Capital, 1.100%, due 04/06/05                       299,999              -        299,999
Concord Minutmen Capital, 1.100%, due 04/12/05                       499,994              -        499,994
                                                                ------------------------------------------
                                                                   1,501,176              -      1,501,176
                                                                ------------------------------------------

Total Short-Term Investments (Cost $1,499,961,
$0, $1,499,961)                                                    1,501,176              -      1,501,176
                                                                ------------------------------------------

REPURCHASE AGREEMENTS: 4.8%
State Street Repurchase Agreement dated 03/31/04,
1.060% due 04/01/03, $1,918,056 to be received
upon repurchase (Collateralized by $1,955,000
Federal Home Loan Mortgage Corporation, 1-875%,
Market Value $1,918,000 due 02/15/06)                              1,918,000              -      1,918,000

Goldman Sachs Repurchase Agreement dated
03/31/04, 1.070% due 04/01/03, $25,248,750 to be
received upon repurchase (Collateralized by $25,248,000
U.S. Treasury STRIPS, 0.000%, Market value
$26,005,440 due 08/15/12 to
05/15/23)                                                                  -     25,248,000     25,248,000

                                                                ------------------------------------------
                                                                   1,918,000     25,248,000     27,166,000
                                                                ------------------------------------------

Total Repurchase Agreements (Cost $1,918,000,
$25,248,000, $27,166,000)                                          1,918,000     25,248,000     27,166,000
                                                                ------------------------------------------

TOTAL INVESTMENTS IN SECURITIES (COST
$155,597,594, $484,730,697, $640,328,291)*              115.4%  $158,706,406   $490,754,434   $649,460,840
OTHER ASSETS AND LIABILITIES-NET                        -15.2%   (17,358,221)   (68,490,676)   (85,848,897)
                                                        --------------------------------------------------
NET ASSETS                                              100.0%  $141,348,185   $422,263,758   $563,611,943
                                                        ==================================================


@@    Foreign issuer

+     Interest Only (IO) Security

XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.

W     When-issued or delayed delivery security.

 #     Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio's Board of Directors. At March 31, 2004, these securities totaled $56,667,306 or 10.1% of net assets.


**    Defaulted security


##    Illiquid and restricted security.


L Loaned security, a portion or all of the security is on loan at March 31, 2004.

S Segregated securities for futures, when-issued or delayed delivery securities held at March 31, 2004.

C     Bond may be called prior to maturity date.

Information concerning open futures contracts at March 31, 2004 is shown below:

ING BOND FUND

                               NO. OF        NOTIONAL      EXPIRATION    UNREALIZED
                              CONTRACTS    MARKET VALUE       DATE       GAIN/(LOSS)
                              ---------    ------------    ----------    -----------
      LONG CONTRACTS
U.S. 2 Year Treasury Note        30        $  6,455,156      Jun-04      $    22,031
U.S. 20 Year Treasury Bond       10           1,140,625      Jun-04           21,797
                                           ------------                  -----------
                                           $  7,595,781                  $    43,828
                                           ============                  ===========
     SHORT CONTRACTS
U.S. 10 Year Treasury Note       71        $ (8,193,844)     Jun-04      $  (118,703)
                                           ============                  ===========

ING INTERMEDIATE BOND FUND

                               NO. OF        NOTIONAL      EXPIRATION    UNREALIZED
                              CONTRACTS    MARKET VALUE       DATE       GAIN/(LOSS)
                              ---------    ------------    ----------    -----------
      LONG CONTRACTS
U.S. 2 Year Treasury Note         46          9,897,906      Jun-04           33,551
U.S. 20 Year Treasury Bond       100         11,406,250      Jun-04          217,469
                                           ------------                  -----------
                                           $ 21,304,156                  $   251,020
                                           ============                  ===========
     SHORT CONTRACTS
U.S. 10 Year Treasury Note       192       $(22,158,000)     Jun-04      $  (321,960)
                                           ============                  ===========

PRO FORMA

                               NO. OF        NOTIONAL      EXPIRATION    UNREALIZED
                              CONTRACTS    MARKET VALUE       DATE       GAIN/(LOSS)
                              ---------    ------------    ----------    -----------
      LONG CONTRACTS
U.S. 2 Year Treasury Note         76         16,353,062      Jun-04           55,582
U.S. 20 Year Treasury Bond       110         12,546,875      Jun-04          239,266
                                           ------------                  -----------
                                           $ 28,899,937                  $   294,848
                                           ============                  ===========
     SHORT CONTRACTS
U.S. 10 Year Treasury Note       263       $(30,351,844)     Jun-04      $  (440,663)
                                           ============                  ===========

         NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - BASIS OF COMBINATION:

     On March 24, 2004, the Board of Directors of the ING Bond Fund ("Bond Fund"), and on February 25, 2004, the Board of Trustees of the ING Intermediate Bond Fund ("Intermediate Bond Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Bond Fund, Intermediate Bond Fund will acquire all of the assets of the Bond Fund, subject to the liabilities of such Funds, in exchange for a number of shares of Intermediate Bond Fund equal in value to the net assets of the Bond Fund (the "Merger").

     The Merger will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at March 31, 2004. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of Bond Fund and Intermediate Bond Fund at March 31, 2004. The unaudited pro forma statement of operations reflects the results of operations of Bond Fund and Intermediate Bond Fund for the year ended March 31, 2004. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for Bond Fund and Intermediate Bond Fund under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Intermediate Bond Fund for pre-combination periods will not be restated.

     The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund which are incorporated by reference in the Statements of Additional Information.

NOTE 2 - SECURITY VALUATION:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at NASDAQ official closing price. Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board of Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE.

Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

NOTE 3 - CAPITAL SHARES:

     The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Bond Fund by Intermediate Bond Fund as of March 31, 2004. The number of additional shares issued was calculated by dividing the net asset value of each Class of Bond Fund by the respective Class net asset value per share of Intermediate Bond Fund.

NOTE 4  - UNAUDITED PRO FORMA ADJUSTMENTS:

     The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on March 31, 2004. Bond Fund expenses were adjusted assuming Intermediate Bond Fund's fee structure was in effect for the year ended March 31, 2004.

NOTE 5 - MERGER COSTS:

ING Investments LLC, Investment Adviser to the Funds, will bear all of the cost of the Reorganization.

NOTE 6 - USE OF ESTIMATES

      Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

NOTE 7 - FEDERAL INCOME TAXES:

 It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. A portion of the amount of these capital loss carryforwards may be limited in the future.

                                  ING BOND FUND

  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 3, 2004. THIS PROXY IS
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoint(s) MICHAEL J. ROLAND AND HUEY P. FALGOUT, JR. or any one or both of them, proxies, with full power of substitution, to vote all shares of ING Bond Fund (the "Fund"), a series of ING Series Fund, Inc., which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 on August 3, 2004 at 10:00 a.m., Local time, and at any adjournment thereof.

         This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

         Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

         Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of ING Bond Fund by ING Intermediate Bond Fund in exchange for Class A, Class B, Class C, Class I, and Class O shares of beneficial interest of ING Intermediate Bond Fund and the assumption by ING Intermediate Bond Fund of the known liabilities of ING Bond Fund, a series of ING Series Fund, Inc.; and

For [ ]            Against [ ]                   Abstain [ ]

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

For [ ]            Against [ ]                   Abstain [ ]

         This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

------------------------                                       -----------------
Signature                                                      Date

------------------------                                       -----------------
Signature (if held jointly)                                    Date

ING Series Fund, Inc.
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                     PART C:

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

         Article X of the Registrant's Trust Instrument provides the following:

         Section 10.1 Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or under Delaware law shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder. Section 10.2 Indemnification.

         (a) Subject to the exceptions and limitations contained in Section (b) below:

         (i) every Person who is, or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

         (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

         (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

         (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                  (A) by the court or other body approving the settlement;

                  (B) by at least a majority of those Trustees who are neither
                           Interested Persons, as defined in the Trust
                           Instrument, of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                  (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

         (c) The rights of indemnification therein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person, as defined in the Trust Instrument, may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

         (d) Expenses in connection with the preparation and presentation of adefense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 10.2 may be paid by the Trust or a Series thereof from time to time, prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.

         Article IX of the Registrant's By-Laws provides the following:

         The Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a Trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Trustees would have the power to indemnify him against such liability.

         The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholder to which he would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Reference is made to Article IX of Registrants By-Laws and paragraph 1.11 of the Distribution Agreement.

The Registrant is covered under an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

Section 12 of the Management Agreement between Registrant and Manager, Section 8 of the Sub-Advisory Agreements and Section 20 of the Distribution Agreement between the Registrant and Distributor limit the liability of Manager, the Sub-Advisors and the Distributor to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Trust Instrument, By-Laws, Management Agreement and Distribution Agreement in a manner consistent with Release No. 11330 of the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act") so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1)      (a)      Trust Instrument - previously filed as an Exhibit to the
Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed electronically on October 28, 1998 and incorporated herein by reference.

         (b) Certificate of Amendment of Certificate of Trust -- previously filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed electronically on March 1, 2001 and incorporated herein by reference.

         (c) Certificate of Amendment of Certificate of Trust - previously filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A on June 15, 2001 and incorporated herein by reference.

         (d) Amendment No. 1 to Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

         (e) Amendment No. 2 to Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

         (f) Amendment No. 3 to Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

         (g) Form of Certificate of Amendment to Certificate of Trust - previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

(2) Bylaws - previously filed as an Exhibit to the Pre-Effective Amendment No.1 to Registrant's Registration Statement on Form N-1A filed electronically on October 28, 1998 and incorporated herein by reference.

(3)      Not applicable.


(4) Form of Agreement and Plan of Reorganization between ING Funds Trust, on behalf of its ING Intermediate Bond Fund series and ING Series Fund, Inc., on behalf of its ING Bond Fund series -- previously filed as an Exhibit to Registrant's Registration Statement on Form N-14 filed April 30, 2004 and incorporated herein by reference.


(5) The rights of holders of the securities being registered are set out in Articles II, VII, IX, and X of the Declaration of Trust referenced in Exhibit
(1) above and in Articles IV, VI, and XIII of the Bylaws referenced in Exhibit
(2) above.

(6)      (a)      Form of Restated Investment Management Agreement between
Registrant and ING Pilgrim Investments, LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed electronically on October 1, 2001 and incorporated herein by reference.

         (b) Form of Investment Management Agreement between Registrant and ING Pilgrim Investments, LLC with respect to Pilgrim Global Real Estate Fund -- previously filed as an Exhibit to Post-Effective Amendment No.10 to the Registrant's Registration Statement on Form N-1A filed electronically on July 27, 2001 and incorporated herein by reference.

         (c) Form of Investment Management Agreement between Registrant and ING Mutual Funds Management Co. LLC ("IMFC") -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the

Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (d) Sub-Advisory Agreement between IMFC and Baring Asset Management, Inc. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (e) Form of Sub-Advisory Agreement between IMFC and Baring International Investment Limited -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (f) Form of Sub-Advisory Agreement between IMFC and Baring Asset Management (Asia) Limited -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (g) First Amendment to Sub-Advisory Agreement between IMFC and ING Investment Management Advisors B.V. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (h) Form of Sub-Advisory Agreement between IMFC and ING Investment Management Advisors B.V. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (i) Form of Sub-Advisory Agreement between IMFC and ING Investment Management LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (j) Form of Restated Sub-Advisory Agreement between ING Pilgrim Investments, LLC and ING Investment Management LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed electronically on October 1, 2001 and incorporated herein by reference.

         (k) Form of Sub-Advisory Agreement between IMFC and Furman Selz Capital Management LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (l) Form of Restated Sub-Advisory Agreement between ING Pilgrim Investments, LLC and Furman Selz Capital Management LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed electronically on October 1, 2001 and incorporated herein by reference.

         (m) Form of Sub-Advisory Agreement between IMFC and Furman Selz Capital Management on behalf of Delta Asset Management -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (n) Form of Sub-Advisory Agreement between IMFC and CRA Real Estate Securities, L.P. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (o) Form of Restated Sub-Advisory Agreement between ING Pilgrim Investments, LLC and Furman Selz Capital Management on behalf of Delta Asset Management -- previously filed as an Exhibit to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed electronically on October 1, 2001 and incorporated herein by reference.

         (p) Form of Sub-Advisory Agreement between ING Pilgrim Investments, LLC and CRA Real Estate Securities L.P. with respect to Pilgrim Global Real Estate Fund -- previously filed as an Exhibit to Post-Effective

Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed electronically on July 27, 2001 and incorporated herein by reference.

         (q) Form of Sub-Advisory Agreement between ING Investments, LLC and ING Aeltus Investment Management, Inc. with respect to ING Intermediate Bond Fund - previously filed as an Exhibit to Registrant's Registration Statement on Form N-14 filed April 30, 2004 and incorporated herein by reference.

(7)      (a)      Form of Underwriting Agreement between Registrant and ING
Pilgrim Securities, Inc. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (b) Form of Financial Institution Selling Group Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (c) Form of Selling Group Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (8)      Not Applicable

(9)      (a)      Form of Custodian Agreement between Registrant and State
Street Bank and Trust Company, with respect to Registrant's U.S. Funds -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (b) Form of Custodian and Fund Accounting Agreement between Registrant and State Street Bank and Trust Company - previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

         (d) Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co., with respect to the Registrant's Global and International Funds -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (e) Form of Amendment to the Custodian Agreement between Registrant and Brown Brothers Harriman & Co. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (f) Form of Appendix A to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (g) Form of Appendix B to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (h) Form of Appendix C to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

(10)     (a)      Rule 12b-1 Distribution Plan and Agreement with respect to
Class A shares -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (b) Rule 12b-1 Distribution Plan and Agreement with respect to Class B, Class C, and Class X shares -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (c) Form of Amended and Restated Rule 12b-1 Distribution Plan and Agreement with respect to Class B shares - previously filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A filed electronically on July 31, 2001 and incorporated by reference.

         (d) Form of 18f-3 Plan -- previously filed as an Exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed electronically on July 27, 2001 and incorporated herein by reference.

         (e) Amended and Restated 18f-3 Plan -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (f) Amended and Restated Rule 18f-3 Plan -- previously filed as an Exhibit to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A filed electronically on November 9, 2001 and incorporated herein by reference.

(11) Opinion and Consent of Counsel - previously filed as an Exhibit to Registrant's Registration Statement on Form N-14 filed April 30, 2004 and incorporated herein by reference.

(12)     Opinion and Consent of Counsel Supporting Tax Matters and Consequences
- To be filed by subsequent post-effective amendment.

(13)     (a)      Form of Service Agreement -- previously filed as an Exhibit to
Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (b) Fund Services Agreement between Registrant and ING Fund Services Co. LLC -- filed as an Exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed electronically on April 15, 1999 and incorporated herein by reference.

         (c) Form of Recordkeeping Agreement with State Street Bank and Trust Company -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (d) Form of Shareholder Servicing Plan -- previously filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A filed electronically on June 15, 2001 and incorporated herein by reference.

         (e) Amended and Restated Shareholder Servicing Plan -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (f) Form of Administration Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

         (g) Form of Amended and Restated Administration Agreement between Registrant and ING Funds Services, LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

         (h) Form of Expense Limitation Agreement among ING Pilgrim Investments, LLC, Clarion CRA Securities L.P. and Pilgrim Funds Trust with respect to Pilgrim Global Real Estate Fund - previously filed as an Exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A on July 27, 2001 and incorporated herein by reference.

         (i) Form of Expense Limitation Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A filed electronically on March 1, 2001 and incorporated herein by reference.

         (j) Form of Amended and Restated Expense Limitation Agreement between Registrant and ING Funds Services, LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

         (k) Form of Fund Accounting Agreement with Brown Brothers Harriman & Co. -- previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.


(14)     Consent of Independent Auditors - filed herewith


(15)     Not applicable


(16) Powers of attorney - previously filed as an Exhibit to Registrant's Registration Statement on Form N-14 filed April 30, 2004 and incorporated herein by reference


ITEM 17 UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the"1933 Act"), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 2nd day of June, 2004.

                                              ING FUNDS TRUST

                                              By: /s/ Huey Falgout, Jr.
                                              ----------------------------------
                                              Huey Falgout, Jr.
                                              Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        SIGNATURE                                 TITLE                                   DATE
        ---------                                 -----                                   ----
------------------------  Trustee and Chairman                                        June 2, 2004
   John G. Turner*

------------------------  President and Chief Executive Officer                       June 2, 2004
  James M. Hennessy*
                                                                                      June 2, 2004
------------------------  Executive Vice President and Principal Financial
  Michael J. Roland*      Officer

------------------------  Trustee                                                     June 2, 2004
   Paul S. Doherty*

------------------------  Trustee                                                     June 2, 2004
  J. Michael Earley*

------------------------  Trustee                                                     June 2, 2004
R. Barbara Gitenstein*

------------------------  Trustee                                                     June 2, 2004
 Walter H. May, Jr.*

------------------------  Trustee                                                     June 2, 2004
 Thomas J. McInerney*

------------------------  Trustee                                                     June 2, 2004
     Jock Patton*

------------------------  Trustee                                                     June 2, 2004
  David W.C. Putnam*

------------------------  Trustee                                                     June 2, 2004
   Blaine E. Rieke*

------------------------  Trustee                                                     June 2, 2004
  Roger B. Vincent*

------------------------  Trustee                                                     June 2, 2004
Richard A. Wedemeyer*

*By: /s/ Huey P. Falgout
     -------------------
          Huey P. Falgout, Jr.

            Attorney-in-Fact**

** Executed pursuant to powers of attorney filed in this Registration Statement.

EXHIBIT INDEX







(14)     Consent of Independent Auditors